SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934, as amended.

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

INTERNATIONAL ABSORBENTS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TABLE OF CONTENTS

SOLICITATION OF PROXIES
RECORD DATE AND OUTSTANDING SHARES
APPOINTMENT AND REVOCATION OF PROXIES
QUORUM; ABSTENTIONS; BROKER NON-VOTES
VOTING OF PROXIES
ANNUAL REPORT AND FINANCIAL STATEMENTS
PRINCIPAL SHAREHOLDERS AND SHARE OWNERSHIP OF MANAGEMENT
PROPOSAL ONE - DECREASE IN SIZE OF BOARD OF DIRECTORS
PROPOSAL TWO - ELECTION OF DIRECTORS
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
THE AUDIT COMMITTEE REPORT
PROPOSAL THREE – RATIFICATION OF INDEPENDENT AUDITORS
PROPOSAL FOUR -APPROVAL OF AMENDMENT AND RESTATEMENT OF THE 2003 STOCK OPTION PLANS INTO ONE PLAN NAMED THE 2003 OMNIBUS INCENTIVE PLAN
OTHER MATTERS
FORWARD-LOOKING STATEMENTS
PROPOSALS OF SHAREHOLDERS
BOARD APPROVAL
Appendix B

International Absorbents Inc.
“Products and Technology for the Good of the Environment”

April 26, 2004

To Our Shareholders:

     On behalf of the board of directors of International Absorbents Inc., I cordially invite you to attend our annual general meeting of shareholders to be held at the XCHANGE Conference Center, 888 Dunsmuir Street, 2nd Floor, Vancouver, British Columbia, Canada on Tuesday, June 8, 2004 at 10:00 a.m., local time. A notice of the annual general meeting, a proxy statement containing information about the matters to be acted upon at the annual general meeting and a proxy card are enclosed.

     We urge you to attend our annual general meeting. Your participation in the affairs of International Absorbents is important. Our annual general meeting is an excellent opportunity for our management to discuss our progress with you in person.

     Whether in person or by proxy, it is important that your Common Shares be represented at our annual general meeting. To ensure your participation, regardless of whether you plan to attend in person, please complete, sign, date and return the enclosed proxy card promptly or otherwise vote by using the toll-free number or visiting the website listed on the proxy card.

     We look forward to seeing you on June 8th.

Sincerely,
/s/ Gordon L. Ellis Gordon L. Ellis President, Chief Executive Officer and Chairman of the Board

Principal Executive Offices:	Grandview Facility:
1569 Dempsey Rd. N. Vancouver, BC V7K 1S8	6960 Salashan Parkway Ferndale, WA 98248

Tel: (604) 681-6181 Fax: (604) 904-4105	Tel: (360) 734-7415 Fax: (360) 671-1588

Email: info@absorbent.com
www.absorbent.com

INTERNATIONAL ABSORBENTS INC.

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
To be Held on June 8, 2004

TO THE SHAREHOLDERS:

     Notice is hereby given that the 2004 Annual General Meeting of Shareholders of International Absorbents Inc., a corporation incorporated under the laws of British Columbia, Canada (the “Company”), will be held on Tuesday, June 8, 2004 at 10:00 a.m., local time, at the XCHANGE Conference Centre, 888 Dunsmuir Street, 2nd Floor, Vancouver, British Columbia, Canada for the following purposes:

1.	To decrease the authorized number of directors to five (5) from seven (7).

2.	To elect two Class I directors to serve for the ensuing two-year period and until their successors are duly elected or appointed

3.	To ratify the appointment of Moss Adams LLP as the Company’s independent auditors for the fiscal year ending January 31, 2005.

4.	To approve the amendment and restatement of each of the Company’s 2003 Stock Option Plan – U.S. Participants and the 2003 Equity Incentive Stock Option Plan into one plan named the 2003 Omnibus Incentive Plan.

5.	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     The board of directors has fixed the close of business on April 20, 2004 as the record date for the determination of shareholders entitled to vote at this meeting. Only shareholders of record at the close of business on April 20, 2004 are entitled to notice of and to vote at the meeting and any adjournment thereof.

     All shareholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to submit your proxy. You may do so by mail, over the Internet or by telephone, by following the instructions on the proxy card. Any shareholder attending the meeting may vote in person even if the shareholder has previously submitted a proxy.

By Order of the Board of Directors /s/ Gordon L. Ellis Gordon L. Ellis President, Chief Executive Officer and Chairman of the Board
1569 Dempsey Road North Vancouver, British Columbia Canada V7K 1S8 604-681-6181

April 26, 2004

INTERNATIONAL ABSORBENTS INC.
1569 Dempsey Road,
North Vancouver, British Columbia, Canada V7K 1S8
(Principal Executive Office)
www.absorbent.com
Tel: 604-681-6181 Toll Free 1-866-514-6559
info@absorbent.com
PROXY STATEMENT

ANNUAL GENERAL MEETING OF SHAREHOLDERS
To Be Held June 8, 2004

SOLICITATION OF PROXIES

THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS (THE “BOARD OF DIRECTORS” OR “BOARD”) OF INTERNATIONAL ABSORBENTS INC. (THE “COMPANY”), A CORPORATION INCORPORATED UNDER THE LAWS OF BRITISH COLUMBIA, CANADA, FOR USE AT THE ANNUAL GENERAL MEETING (THE “MEETING”) OF THE SHAREHOLDERS OF THE COMPANY TO BE HELD ON TUESDAY, JUNE 8, 2004 AT 10:00 a.m. (Pacific Time), AT THE XCHANGE CONFERENCE CENTRE, 888 DUNSMUIR STREET, 2nd FLOOR, VANCOUVER, BRITISH COLUMBIA, CANADA FOR THE PURPOSES SET FORTH IN THE ACCOMPANYING NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS.

This Proxy Statement and the accompanying Notice and Proxy are being mailed on or about April 26, 2004, to shareholders of the Company entitled to vote at the Meeting. It is expected that the solicitation will be primarily by mail. Proxies may also be solicited personally or by telephone, facsimile, or electronically via the internet, by directors (“Directors”), officers (“Officers”) or other employees of the Company for no additional compensation, however, out-of-pocket expenses will be reimbursed. Brokerage houses and other custodians, nominees and fiduciaries will be requested, in connection with the Common Shares registered in their names, to forward solicitation materials to the beneficial owners of such Common Shares. The Company will reimburse brokerage firms and other persons representing beneficial owners of the Company’s common stock, without par value (the “Common Shares”), for their reasonable expenses in forwarding solicitation material to such beneficial owners. THE COMPANY MAKES THIS SOLICITATION OF PROXIES AND ALL RELATED COSTS OF THIS SOLICITATION WILL BE BORNE BY THE COMPANY.

Advance notice of the Meeting was published in Vancouver, British Columbia on April 9, 2004.

RECORD DATE AND OUTSTANDING SHARES

Only shareholders of record at the close of business on April 20, 2004 (the “Record Date”) are entitled to notice of and to vote at the Meeting. The only outstanding voting securities of the Company are the Common Shares. Each holder of Common Shares is entitled to one vote per Common Share on all matters.

As of the Record Date, 5,811,585 Common Shares were issued and outstanding and held of record by approximately 490 shareholders. The closing price of the Company’s Common Shares as of the Record Date on The American Stock Exchange LLC (the “Exchange”) was (US) $4.45 under the symbol “IAX.”

APPOINTMENT AND REVOCATION OF PROXIES

The persons named in the accompanying Proxy are Executive Officers (as defined below) of the Company planning to be in attendance at the Meeting and were nominated by the Board of Directors. A SHAREHOLDER DESIRING TO APPOINT SOME OTHER PERSON (WHO NEED NOT BE A SHAREHOLDER) TO REPRESENT HIM OR HER AT THE MEETING AS PROXYHOLDER MAY DO SO, EITHER BY:

(a)	STRIKING OUT THE PRINTED NAMES AND INSERTING THE DESIRED PERSON’S NAME IN THE BLANK SPACE PROVIDED IN THE PROXY; OR

(b)	BY COMPLETING ANOTHER PROPER PROXY.

The completed Proxy must be received at the office of the transfer agent, Pacific Corporate Trust Company (the “Transfer Agent”), located at 625 Howe Street, 10th Floor, Vancouver, British Columbia, Canada V6C 3B8, not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time fixed for the Meeting or before the time that the Meeting is to be reconvened following any adjournment thereof. A Proxy received at the offices of the Transfer Agent or the Company after this time, but prior to the Meeting, may be accepted or rejected as late, at the discretion of the Chairman.

Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time prior to its use. Any shareholder’s Proxy will be returned (and considered revoked) if the shareholder is present at the Meeting and should request its return. A shareholder who has given a Proxy may also revoke it by an instrument in writing delivered to the office of the Transfer Agent or to the registered office of the Company, Suite 700 - 595 Howe Street, Vancouver, British Columbia, Canada V6C 2T5, at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or to the Chairman of the Meeting on the day of the Meeting or any adjournment thereof, or in any other manner provided by law. If the shareholder is a corporation, any such instrument of revocation must be executed under the corporate seal or by a duly authorized officer or attorney of the corporation.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

At the Meeting, the Company’s transfer agent will determine the presence of a quorum and tabulate the results of the votes by shareholders. Under British Columbia law and the Company’s Articles, a quorum exists when one member and one proxy holder are personally present at the meeting and holding or representing not less than one-twentieth of the total number of issued and outstanding Common Shares that are entitled to vote at the Meeting. Under the policies, rules and guidelines of the American Stock Exchange, Inc. (“AMEX”), it is recommended that a quorum be at least 33-1/3% of the voting Common Shares represented. The Company intends to meet the recommendations of AMEX by requiring a quorum of 33-1/3% at the Meeting. A quorum is necessary for the transaction of business at the Meeting. A nominee for election to a position on the Board of Directors will be elected as a Director if the votes cast for the nominee exceed the votes cast against the nominee and exceed the votes cast for any other nominee for that position. Shareholders are not entitled to cumulate votes in the election of Directors. Abstentions and “broker non-votes” (broker non-votes occur when a person holding Common Shares in street name, meaning through a bank or brokerage account, does not provide instructions as to how his or her Common Shares should be voted and the bank or broker does not have discretion to vote those Common Shares or, if the bank or broker has discretion to vote such Common Shares, does not exercise such discretion) are counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting. The proposal to decrease the number of Directors from seven to five requires approval from holders of a majority of the Common Shares. For purposes of this proposal, abstentions and broker non-votes are not affirmative votes and therefore will have the same effect of a vote against such proposals. Approval of all other matters that properly come before the Meeting, including the proposals to approve the corporate governance committee’s appointment of Moss Adams LLP as the Company’s independent auditors and approval of the amendment and restatement of the Company’s 2003 Stock Option Plan – U.S. Participants (the “2003 U.S. Plan”) and the 2003 Equity Incentive Stock Option Plan (the “2003 Equity Plan” and, collectively with the 2003 U.S. Plan, the “2003 Stock Option Plans”) into one plan named the 2003 Omnibus Incentive Plan, requires the vote of a majority of the Common Shares represented in person or by proxy at the Meeting. Abstentions will have the same effect as votes against such proposals because they are treated as present and entitled to vote for purposes of determining the pool of votable Common Shares, but do not contribute to the affirmative votes required to approve the proposals. Proxies that reflect broker non-votes will not be considered present for the purposes of determining the votes for these proposals and will therefore have the effect of neither a vote for nor a vote against such proposals.

VOTING OF PROXIES

If the Proxy is properly completed and returned to the Transfer Agent and is unrevoked, the Common Shares represented by the Proxy will be voted at the Meeting. Where a shareholder indicates a choice with respect to any matter to be acted upon at the Meeting, the Common Shares will be voted in accordance with the specification so made. IF A CHOICE IS NOT SO SPECIFIED, IT IS INTENDED THAT THE PERSON DESIGNATED BY THE BOARD OF DIRECTORS IN THE ACCOMPANYING PROXY WILL VOTE THE SHARES REPRESENTED BY THE PROXY IN FAVOUR OF EACH MATTER IDENTIFIED ON THE PROXY AND, THEREFORE “FOR” THE NUMBER OF DIRECTORS TO BE DECREASED FROM SEVEN TO FIVE, “FOR” THE NOMINEES FOR DIRECTORS LISTED ON THE PROXY, “FOR” RATIFICATION OF THE AUDITOR AND “FOR” APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE 2003 STOCK OPTION PLANS INTO ONE PLAN NAMED THE 2003 OMNIBUS PLAN.

The Proxy accompanying this Proxy Statement confers discretionary authority upon the named proxyholder with respect to amendments or variations to the matters identified in the accompanying Notice of Annual General Meeting and with respect to any other matters which may properly come before the Meeting. As of the date of this Proxy Statement, the Board of Directors of the Company knows of no such amendment or variation or matters to come before the Meeting other than those referred to in the accompanying Notice of Annual General Meeting.

ANNUAL REPORT AND FINANCIAL STATEMENTS

The Annual Report for the Fiscal Year ended January 31, 2004, which contains the consolidated Financial Statements for the Company’s fiscal year ended January 31, 2004 and Management’s Discussion and Analysis thereon, is being mailed to shareholders with this Proxy Statement. The Annual Report is not to be considered as proxy soliciting material. A copy of the Company’s Annual Report on Form 10-KSB (without exhibits, except where such exhibits are specifically incorporated by reference into the information that this proxy statement incorporates) will be provided without charge upon written or oral request to the Corporate Secretary, c/o the Company’s address at 1569 Dempsey Road, North Vancouver, British Columbia, Canada V7K 1S8 or 604-681-6181.

PRINCIPAL SHAREHOLDERS AND
SHARE OWNERSHIP OF MANAGEMENT

The following table provides information, as of February 29, 2004, with respect to Common Share ownership by (i) the persons known to the Company to beneficially own Common Shares carrying more than 5% of the voting rights attached to all Common Shares of the Company, (ii) each Director, (iii) the Chief Executive Officer, (iv) each Executive Officer named in the Summary Compensation Table, and (v) all Directors and Executive Officers as a group. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”). In computing the number of Common Shares beneficially owned by a person and the percentage ownership of that person, Common Shares subject to options, warrants and securities convertible into Common Shares held by that person that are exercisable as of February 29, 2004 or exercisable within 60 days thereof are deemed outstanding. As of February 29, 2004, there were 5,797,420 Common Shares outstanding. Except as otherwise indicated in the footnotes below, all of the Common Shares listed for a person named in the table are directly held with sole voting and dispositive power.

Unless otherwise noted, the address for each stockholder below is: c/o International Absorbents Inc., 1569 Dempsey Road, North Vancouver, British Columbia, Canada V7K 1S8.

				Percentage of
Title of Class	Name and Address of Beneficial Owner	Amount Owned		Class
Common	Gordon L. Ellis	374,551	(1)	6.1%
Common	Stephen H. Silbernagel	151,050	(2)	2.5%
Common	John J. Sutherland	15,000	(3)	—
Common	Douglas E. Ellis	157,674	(4)	2.7%
Common	Lionel G. Dodd	5,000	(5)	—
Common	Michael P. Bentley	7,000	(6)	—
Common	Daniel J. Whittle	5,800	(7)	—
	6960 Salashan Parkway, Ferndale, Washington, United States 98248
Common	Shawn M. Dooley	172,352	(8)	2.9%
	6960 Salashan Parkway, Ferndale, Washington, United States 98248
Common	David H. Thompson	64,751	(9)	1.1%
	6960 Salashan Parkway, Ferndale, Washington, United States 98248

				Percentage of
Title of Class	Name and Address of Beneficial Owner	Amount Owned		Class
Common	Coney Financial Services 1491 Coney Island Avenue
	Brooklyn, NY 11230	300,000	(10)	5.3%
Common	Directors and Executive Officers	953,178		14.9%
	as a Group (9 Persons)

(1)	Includes 100,000 Common Shares underlying incentive stock options granted to Gordon L. Ellis that are currently exercisable; 15,000 Common Shares held by Stelyconi Enterprises Stelyconi is owned by Gordann Consultants Ltd. which Gord is president and Ann is secretary. Ltd., over which Mr. G. Ellis has voting and dispositive power; 90,576 Common Shares held by Gordann Consultants Ltd., an entity in which Mr. G. Ellis owns a 51% interest and Mr. G. Ellis’ spouse owns a 49% interest, over which Mr. G. Ellis has voting and dispositive power; and 75,000 Common Shares held by ABE Industries ABE Industries is owned by Gordann consultants(1980) Inc., over which Mr. G Ellis has voting and dispositive power.

(2)	Includes 10,000 Common Shares underlying incentive stock options granted to Mr. Silbernagel that are currently exercisable.

(3)	Includes 10,000 Common Shares underlying incentive stock options granted to Mr. Sutherland that are currently exercisable.

(4)	Includes 100,000 Common Shares underlying incentive stock options granted to Douglas E. Ellis that are currently exercisable, and 25,000 Common Shares held by his children, over which Mr. D. Ellis has voting and dispositive power.

(5)	Includes 5,000 Common Shares underlying incentive stock options granted to Mr. Dodd that are currently exercisable.

(6)	Includes 5,000 Common Shares underlying incentive stock options granted to Mr. Bentley that are currently exercisable.

(7)	Includes 5,000 Common Shares underlying incentive stock options granted to Mr. Whittle that are currently exercisable.

(8)	Includes 85,000 Common Shares underlying incentive stock options granted to Mr. Dooley that are currently exercisable.

(9)	Includes 60,000 Common Shares underlying incentive stock options granted to Mr. Thompson that are currently exercisable.

(10)	Based on information provided by Coney Financial Services (“Coney Financial”) and Leon Moses, a partner of Coney Financial in a Schedule 13D filed August 1, 1997. Coney Financial is a partnership organized under the laws of New York for the purpose of investing in real estate and securities. The general partners of Coney Financial are Leon Moses, David Malek and Peter Rebenwurtzel.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s Officers, Directors and persons who beneficially own more than 10% of a registered class of the Company’s equity securities to file reports of securities ownership and changes in such ownership with the SEC. Officers, Directors and greater than 10% beneficial owners also are required by the rules promulgated by the SEC to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, the Company believes that, during the fiscal year ended January 31, 2004, such Officers, Directors and greater than 10% beneficial owners filed all reports required of them on a timely basis.

PROPOSAL ONE – DECREASE IN SIZE OF BOARD OF DIRECTORS

The Articles of the Company provide that the number of Directors on the Company’s Board of Directors may be determined by a majority of the shareholders, but shall never be fewer than three Directors. In addition, the Articles of the Company provide for the division of the Board of Directors into two classes, whereby the term of office for each class of Directors alternately expires upon the second succeeding general meeting. Currently, Class I has three (3) Directors with terms expiring in 2004 and, until May 17, 2004, Class II had four Directors with terms expiring in 2005. Stephen Silbernagel, a Class II Director, intends to resign effective May 17, 2004, which will decrease the number of Class II Directors to three. In addition, the Company has been informed that at the Meeting, Douglas E. Ellis, a Class I Director and the President of the Company’s wholly owned subsidiary, Absorption, Inc. (“Absorption”), will not stand for re-election and will not continue to serve as Director. It is the intention of the Corporate Governance Committee of the Board of Directors that both vacancies on the Board resulting from the departures of Messrs. Silbernagel and D. Ellis will not be filled. Therefore, the Board of Directors recommends that the shareholders fix the number of Directors of the Company at five, decreasing the number of Directors from seven.

New rules and recommendations by various regulatory bodies and exchanges, including the AMEX, require greater independence on the Board and specific committees. Shawn M. Dooley, who is an officer of Absorption, had resigned as a Class I Director on June 25, 2003 in an effort to increase the independence of the Board. The reduction in the number of management on the Board is to help enable the Company to comply with these new rules and recommendations. The Board filled Mr. Dooley’s vacancy and appointed Michael P. Bentley, an independent director, upon his resignation. The Board of Directors believes that it is in the best interests of the Company and its shareholders for at least a majority of the Company’s Directors to qualify as “independent” directors as defined under applicable rules of AMEX and to ensure that these independent directors do not have any material relationship with the Company that would interfere with the exercise of their independent judgment. The Board of Directors believes that by reducing the number of Directors on the Company’s Board of Directors and eliminating those positions that were formerly held by non-independent directors, the Company will strengthen the Board’s independence and enhance the Company’s corporate governance, while still providing an appropriate composition of skills and characteristics.

The approval of the decrease in the size of the Company’s Board of Directors requires the affirmative vote of a majority of the Company’s outstanding Common Shares.

THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF A DECREASE IN THE SIZE OF THE COMPANY’S BOARD OF DIRECTORS.

PROPOSAL TWO – ELECTION OF DIRECTORS

Two Class I Directors are to be elected at the Meeting for two-year terms ending in 2006. The Corporate Governance Committee has nominated Gordon L. Ellis and Michael P. Bentley for election as Class I Directors.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for Messrs. G. Ellis and Bentley. The proxies cannot be voted for more than two nominees. Messrs. G. Ellis and Bentley are current Directors of the Company, and each has indicated that he will serve if elected. The Company does not anticipate that either Gordon L. Ellis or Michael P. Bentley will be unable or unwilling to stand for election, but if that occurs, all proxies received will be voted by the proxy holders for another person or persons nominated by the Board of Directors.

The Company has been informed that Mr. Douglas Ellis intends to resign as a Director effective as of the date of the meeting. New rules and recommendations by various regulatory bodies and exchanges require greater independence on the Board and on specific committees. Therefore, Mr. Ellis’ name has not been put forward by the Corporate Governance Committee as a nominee for election as a Class I Director.

If a quorum is present and voting, the two nominees for election to the Board of Directors who receive the greatest number of votes cast for the election of Directors by the Common Shares present, in person or by proxy, will be elected to the Board of Directors.

The name of each nominee and certain information about him as of the Record Date are set forth below:

			Present Position	Served as Director
Class	Director	Age	with Company	Since
I	Gordon L. Ellis	57	Director, Chairman, President, Chief Executive Officer	1985
I	Michael P. Bentley	41	Director	2003

The following information is provided with respect to Class II Directors of the Company.

			Present Position	Served as	Date Term as
Class	Nominee	Age	with Company	Director Since	Director to Expire
II	John J. Sutherland	54	Director	1988	2005
II	Lionel G. Dodd	64	Director	2002	2005
II	Daniel J. Whittle	49	Director	2003	2005

The following is a brief summary of the business experience of each Director and nominee for Director of the Company.

Messrs. G. Ellis, Sutherland, Dodd and Bentley are citizens of Canada and Daniel J. Whittle is an American citizen.

     Gordon L. Ellis has been Chairman of the Company since July 1988, president and chief executive officer since November 1996 and a Director of the Company since July 1985. Mr. Ellis is also a director of Absorption. Mr. Ellis is a director/trustee of Polymer Solutions, Inc. (“PSI”), a former publicly-held company that sold all of its assets effective as of February 3, 2004 and is currently winding down its operations and liquidating following such sale. Mr. Ellis is also a director of eXcape.Net Inc. a private company engaged in the development and operation of a computer network to provide Wireless transaction software. Mr. Ellis is the brother of Douglas Ellis, the President of Absorption.

     John J. Sutherland has been a Director of the Company since August 1988. Mr. Sutherland has been a Certified General Accountant since 1976. Presently, Mr. Sutherland is a Vice-President of Tekion Solutions Inc., a private company developing and marketing fuel cells. Between April 2002 and November 2002, he was the Executive Director of the Arthritis Research Centre of Canada. From May 2001 to January 2002, Mr. Sutherland provided consulting services to the Company, for which he received aggregate fees of $45,000. He joined ASC Avcan Systems Corporation, a company primarily engaged in providing technology services to utility companies (“ASC”), in March 1997 and was its President and CEO until his resignation on January 15, 2001. On January 31, 2001, the controlling shareholder placed ASC in bankruptcy. Mr. Sutherland was a director of PSI and is a director of Aquiline Resources Ltd. a publicly-held company listed on the TSXV.

     Lionel G. Dodd joined the Company as a Director in October 2002. Since August 2002, Mr. Dodd has been a director of Braintech, Inc., a publicly traded company on the OTCBB which gives vision to industrial robots that handle and assemble parts, and since 2001, Mr. Dodd has been a director of Napier Environmental Technologies Inc., a publicly held company listed on the Toronto Stock Exchange (“TSX”), which manufactures environmental paint removal and wood restoration products. In addition, Mr. Dodd became a director of Pope & Talbot, Inc, a publicly-held pulp and wood products company trading on the New York and Pacific Stock exchanges, consequent to an acquisition of Harmac Pacific Inc. in November 1999, where Mr. Dodd had been serving as a director since 1998. Previously, he was a director of International Bio-recovery Corporation from 2000 to 2001, a publicly-held company listed on the TSXV which converts biodegradable waste into organic fertilizer products. From 1996 to 2000, he served as President, Chief Executive Officer and director of Versacold Corporation, a public company trading on the TSX which operates a national temperature-controlled logistics network. Previously, Mr. Dodd had been CEO, COO and CFO or a director of a number of publicly traded and private companies in Canada and the U.S. Mr. Dodd received a MBA from the University California (Berkeley).

     Daniel J. Whittle became a Director in June 2003. Mr. Whittle is currently the President of N8 Knowledge Consulting Group LLC, which was formed in 2003 after Mr. Whittle became registered as a U.S. Patent Agent. From April 2000 to June 2003, Mr. Whittle served as the Senior Vice-President at Gretag Professional Imaging and subsequently Oce Display Graphics Systems following an acquisition. Prior to that, from July 1999 to February 2000, Mr. Whittle was a director of H.K. Productions in London, England, a subsidiary of Gretag Imaging. His executive management experience also includes director of Engineering at Firetrol; Vice-President of R&D and Manufacturing and later President of Cymbolic Sciences. After receiving his Ph.D. in Physics from the University of Pennsylvania in August 1982, Mr. Whittle held various technical and management positions in engineering and manufacturing for 12 years at IBM. He was also a course instructor and director of Management Development, Inc. a non-profit organization affiliated with the Kenan-Flagler Business School at the University of North Carolina.

     Michael P. Bentley was appointed as a Class I Director by the Board on June 25, 2003. Mr. Bentley is President of M64 Management, which provides governance, strategy, and marketing consulting services and Executive Vice President of Sierra Mountain Minerals, Inc., a mineral supplement company. Prior to that, he served in a variety of management positions at Canfor Corporation from 1987 to 1999. Mr. Bentley currently serves on the Board of Sierra Mountain Minerals, Inc. and the Business Family Centre at University of British Columbia Commerce. Past board positions include Wittke Inc., which traded on the TSX until being purchased in 2002, and a number of private companies and charitable organizations. He has a Bachelor of Arts degree from the University of B.C. and a Master of Science in Management from Stanford University in Palo Alto, CA.

Board Matters and Committees

General

Consistent with the AMEX listing standards (the “AMEX Standards”), the Board has adopted Corporate Governance Guidelines (the “Guidelines”). The Guidelines address matters relating to the Board, its committees and its members’ qualifications, including the requirement that the Board of Directors have a majority of independent directors. Pursuant to the Guidelines, after consideration of all relevant factors, the Board has affirmatively determined that each of the following Directors is independent within the meaning of the AMEX Standards and does not have a material relationship with the Company that would interfere with the exercise of independent judgment: Michael P. Bentley, Lionel G. Dodd, John J. Sutherland and Daniel J. Whittle.

The Company holds meetings of the Board of Directors on at least a quarterly basis. In addition, executive sessions of the Board are part of each regularly scheduled meeting of the Board and are attended only by the Company’s independent Directors without management present. A different independent Director, selected on a rotating alphabetical basis, is appointed to preside at each executive session.

The Board of Directors of the Company held a total of seven meetings and one strategy planning meeting during fiscal year 2004. The Board of Directors has three standing committees: the Audit Committee, the Compensation Committee and the Corporate Governance Committee. Each committee has a written charter, copies of which are posted on the Company’s internet site, www.absorbent.com. Copies of the charters are also available to any shareholder who contacts the Corporate Secretary and requests a printed copy. Each current Director attended at least 75% of (i) the total number of meetings of the Board held during the period for which he was a Director, and (ii) the total number of meetings held by all the committees of the Board on which he served. The Company’s policy is to encourage all incumbent Directors, as well as all nominees for election as Director, to attend the annual meeting of shareholders. All incumbent Directors attended the annual meeting held on June 25, 2003.

Audit Committee

The Audit Committee is currently composed of John J. Sutherland, Chairman, Michael P. Bentley and Daniel J. Whittle. The Board of Directors has determined that, after consideration of all relevant factors, Messrs. Sutherland, Bentley and Whittle qualify as “independent” directors under applicable rules of AMEX and the Securities and Exchange Commission (the “SEC”). Each member of the Audit Committee is able to read and understand fundamental financial statements, including the Company’s balance sheets, statements of operations and statements of cash flow. The Board of Directors has designated John Sutherland as the “Audit Committee financial expert” as defined under applicable SEC rules, who also is therefore deemed to possess the requisite “financial sophistication” required under applicable AMEX rules. The Board of Directors of the Company adopted a written amended and restated Audit Committee Charter on March 30, 2004, a copy of which is attached to this proxy statement as Appendix A.

The Audit Committee has been appointed by the Board of Directors to oversee the processes of accounting and financial reporting of the Company and the audits of the financial statements of the Company. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the Company’s independent auditors. Among other responsibilities, the Audit Committee pre-approves all auditing and permissible non-auditing services of the independent auditor (subject to de minimus exceptions); reviews the audited financial statements with management; obtains, reviews and discusses reports from the independent auditor; reviews major proposed changes to the Company’s accounting and auditing policies suggested by the independent auditor; reviews with management correspondence from regulators that raise material accounting policy issues; assesses the independence of the auditors; reviews and discusses with management and the independent auditor the adequacy of the Company’s internal controls, internal audit procedures and disclosure controls and procedures; and reviews and approves all related-party transactions. The Audit Committee held five meetings during fiscal year 2004.

Compensation Committee

The Compensation Committee is currently composed of Daniel J. Whittle, Chairman, Michael P. Bentley and Lionel G. Dodd. The Board of Directors has determined that each member of the Compensation Committee (i) is a “Non-Employee Director” for purposes of Rule 16b-3 of the Exchange Act, (ii) satisfies the requirements of an “outside director” for purposes of Rule 162(m) of the Internal Revenue Code, as amended, and (iii) is an “independent director” under applicable AMEX rules. The Compensation Committee assists the Board in discharging the Board’s responsibilities relating to compensation of the Company’s executives, employees and members of the Board. The Compensation Committee has the authority to administer the Company’s stock option plan and make grants or Awards thereunder. The Compensation Committee held nine meetings during fiscal year 2004.

Corporate Governance Committee

The Corporate Governance Committee is currently composed of Lionel G. Dodd, Chairman, Michael P. Bentley and John J. Sutherland. The primary purposes of the Corporate Governance Committee are to develop and recommend to the Board a set of Guidelines; to identify individuals qualified to become Board members and recommend to the Board that the Board nominate the identified Director nominees for election; and to review the qualifications of Directors eligible to become members of the different committees of the Board and recommend to the Board the appointment of members to the different committees of the Board. The Board of Directors has concluded that each of the members of the Corporate Governance Committee is an

“independent director” under applicable AMEX rules. The Corporate Governance Committee held six meetings in fiscal year 2004. At a meeting held in March 30, 2004, the Committee adopted the Company’s Guidelines and nominated the Directors for election at the Meeting. The Guidelines recommended by the Committee and approved by the Board are posted on the Company’s internet site, www.absorbent.com, and available to any shareholder who contacts the Corporate Secretary and requests a printed copy.

Director Nomination Process

The Corporate Governance Committee selects and recommends nominees for election to the Board consistent with the Guidelines. Formal nominations based on recommendations made by the Corporate Governance Committee are approved by the Board and pursuant to the Company’s Articles. To date, the Company has not engaged third parties to identify, evaluate or assist in identifying potential nominees, although the Company reserves the right in the future to retain a third party search firm, if appropriate.

The Corporate Governance Committee’s goal is to assemble a Board that brings to the Company a variety of perspectives and skills derived from high quality business and professional experience. In making its recommendations, the Corporate Governance Committee considers such factors as it deems appropriate to assist in developing a Board and committees that are diverse in nature and comprised of experienced and seasoned advisors. The Corporate Governance Committee identifies and evaluates nominees in light of the potential nominees’ skills and characteristics and the composition of the Board as a whole. This assessment includes members’ qualification as independent, as well as consideration of diversity, age, skills, and experience in the context of the needs of the Board. To be considered, a candidate must have a track record in business, experience at the policy-making level, special expertise in an area that is relevant to the Company’s business or its management, the ability and willingness to devote the time required to Board service, and qualifications that support development and implementation of the Company’s strategy. Other than consideration of the foregoing, there are no stated minimum criteria, qualities or skills for director nominees, although the Corporate Governance Committee also considers such other factors as it may deem are in the best interests of the Company and its shareholders. The Corporate Governance Committee does, however, believe it appropriate for at least one, and, preferably, several, members of the Board to meet the criteria for an “audit committee financial expert” as defined by SEC rules, and that a majority of the members of the Board meet the definition of “independent director” under AMEX rules.

The Corporate Governance Committee intends to evaluate shareholders’ nominees in the same manner that it evaluates all other potential nominees and intends to retain a list of all potential nominees for future reconsideration. The Corporate Governance Committee will consider in good faith director candidates who meet the qualifications described above and whom shareholders recommend. To be considered for nomination by the Corporate Governance Committee at the next annual meeting of shareholders, the committee’s Chairman must receive shareholder recommendations at least 120 calendar days before the anniversary date of the Company’s proxy statement for the previous year’s annual meeting. To recommend a candidate, a shareholder should send the candidate’s name, age, credentials (including principal occupation and employment), contact information and the candidate’s consent to be considered to the Chairman of the Corporate Governance Committee in care of the Company at its principal executive office address. The shareholder should also provide the shareholder’s contact information, describe the shareholder’s relationship with the candidate, and include a statement as to the number of Common Shares owned by the shareholder and the length of time such Common Shares have been owned.

The Company did not receive any recommendations from shareholders for director candidates for the Meeting.

Shareholder Communications with the Board of Directors

The Company does not have a formal procedure for shareholder communication with the Board. In general, members of the Board and executive Officers are accessible by telephone at (604) 681-6181, email info@absorbent.com or via regular mail at the Company’s corporate offices. Any matter intended for the Board, or for any individual member or members of the Board, should be directed to the Corporate Secretary at (604) 681-6181 with a request to forward the communication to the intended recipient. In the alternative, shareholders can direct correspondence to the Board to the attention of the Board Chairman, Gordon L. Ellis, or to the attention of the Chairman of the Audit Committee, John J. Sutherland, in care of the Company at the Company’s principal executive office address. The Company will forward all such communications to the intended recipient in a timely manner.

Executive Officers of the Company

For the purpose of this Proxy Statement, “Executive Officer” of the Company means the Chairman of the Board of Directors, where that person performs the functions of such officer, the Chief Executive Officer, the President, and any Vice-President in charge of a principal business unit such as sales, finance or production, and any officer of the Company or of a subsidiary who performs a policy-making function in respect of the Company, whether or not such officer is also a Director of the Company or the subsidiary. Executive Officers are appointed by, and serve at the pleasure of, the Board of Directors.

Information about Gordon L. Ellis, who serves as a Director and an Executive Officer, is provided in this Proxy Statement under the heading “Directors and Executive Officers – Election of Directors.” In addition, certain information about Douglas E. Ellis, Shawn M. Dooley and David H. Thompson, Executive Officers of the Company and its subsidiary, are set forth below:

     Douglas E. Ellis, 53, has been a Director of the Company since July 1998 and will not stand for re-election as a Director at the Meeting. The need for a greater number of independent directors on the Board and on the Companies Committees were the reasons Mr. Ellis has agreed to step down. Mr. Ellis has been providing management services to the Company through Current Systems for three years, but became an employee of Absorption as of February 1, 2003. In these roles, he has served since March 1999 as President of Absorption. Prior to joining Absorption and helping to build its Bellingham facility, Mr. Ellis spent many years in the heavy construction industry as a project engineer for pulp and paper mills and related projects. Mr. Ellis is the brother of Gordon L. Ellis, a director of Absorption and the Company’s Chairman, President and CEO.

     Shawn M. Dooley, 44, served as a Director of the Company from July 1998 until June 2003. Mr. Dooley has been associated with Absorption since 1991 and has been the Vice President-Sales and Marketing since 1998. Prior to joining Absorption, Mr. Dooley spent nine years at Purina Mills, Inc. Mr. Dooley holds Bachelor of Science degrees in Agricultural Education and Agricultural Resource Economics.

     David H. Thompson, 43, has been an employee of Absorption since April 1993, and was appointed Chief Financial Officer in March 1998 and secretary to the Company on March 31, 2003.

     Except as described above, there are no family relationships among the Company’s Directors and Officers.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Compensation Philosophy and Objectives for Executive Officers

The Company’s compensation program for Executive Officers is designed to achieve superior performance, thereby maximizing shareholder value, and to attract, retain and motivate a senior management team which is critical to the Company’s long term success.

In line with these objectives the compensation program consists of three components:

• Base salary

• Short term incentive

• Long term incentives

Salary

The Company’s policy is to pay a competitive salary. The Compensation Committee looks at comparable positions with comparable companies in the same job markets and reviews surveys that are publicly available as well as surveys that have been commissioned by the Compensation Committee. This information and surveys are used to set the base salary at the midpoint of the appropriate range for such positions, with additional consideration given to experience, performance and knowledge. Merit increases are considered annually.

Short Term Incentive – Cash Bonuses

The Company has a cash bonus program which is based on performance objectives. The purpose is to award excellent performance with excellent compensation. Objectives for each Executive Officer are determined with regard to the Company’s business plan for such year, and how each Executive Officer can contribute specifically to those short term objectives. Objectives are specifically set annually for each Executive Officer defining measurable accomplishments to be achieved in the year. Each objective is weighted and the overall bonus is calculated as a percentage of salary. As the objectives for each Executive Officer may vary, the bonus for each Executive Officer may also vary.

Long Term Incentives

The Company’s current stock option plans and the proposed 2003 Omnibus Incentive Plan are intended to reward the Executive Officers for improving shareholder value in the long term. The specific grants of awards to the Executive Officers are intended to be motivating and rewarding in the long term as shareholder value increases. The Compensation Committee, in granting these awards, which may include stock options and stock grants, will be subject to vesting schedules. See “Proposal Four – Approval of Amendment and Restatement of the 2003 Stock Option Plans into One Plan Named the 2003 Omnibus Incentive Plan.”

CEO’S Compensation and Corporate Performance

The Compensation Committee evaluates the performance of the CEO each year. This review covers the objectives set for the year and may consider other significant factors concerning the performance of the Company not specifically set out in the objectives. Based on this review the Committee assesses and sets the CEO’s compensation.

For the fiscal year ending 2004, the Company’s CEO, Gordon L. Ellis, received a base salary $84,500 based on his written contract with the Company. Because only one half of Mr. Ellis’ time is spent working for the Company, his salary has been set at 65% of the average of the two highest paid senior Executive Officers of the Company or Absorption. Mr. Ellis’ incentive bonus was determined based on the objectives achieved by the Company during fiscal year 2004. The Compensation Committee also reviewed the Company’s performance during the year that has not been specifically covered in his objectives. Based on these factors, the Compensation Committee determined that the cash incentive bonus for Mr. Ellis for fiscal year 2004 should be set at $16,575.

Senior Executives Compensation and Performance

As the CEO is available only half the time, the three senior executives, Douglas E. Ellis, Shawn M. Dooley and David H. Thompson, together take on some of the CEO’s traditional job functions and leadership roles. As Douglas E. Ellis is the brother of Gordon L. Ellis, the Company’s CEO and Chairman, the Compensation Committee oversees, reviews and sets Douglas E. Ellis’ compensation and performance to ensure that there is no bias. As the three Executive Officers are equally responsible for the success of the Company both short term and long term their compensation is looked upon as being something more than what their positions may otherwise indicate.

Douglas E. Ellis received a salary from Absorption of $130,000 for fiscal year 2004 and has a short term management services contract with the Company whereby he received $22,500 for fiscal year 2004. He also received benefits in cash for the benefits the other Absorption employees received, as he lives in Canada and the benefits do not apply to him. The Compensation Committee reviewed Mr. Ellis’ yearly objectives set his cash bonus at $23,520 for the fiscal year ended January 31, 2004.

Shawn M. Dooley received a salary from Absorption of $120,000 for fiscal year 2004. The CEO recommended his cash bonus, which was then set by the Compensation Committee at the sum of $22,816 for the fiscal year ended January 31, 2004.

David H. Thompson has received a salary from Absorption of $120,000 for fiscal year 2004. The CEO recommended his cash bonus, which was then set by the Compensation Committee at the sum of $16,996 for the fiscal year ended January 31, 2004.

Long Term Incentive Payments to the Executives

The Compensation Committee recommended to the Board and the Board approved the granting of 100,000 stock options to the four Executive Officers described above in equal amounts of 25,000 on February 26, 2003. These options vest as follows: one half of each option vests seven months after the date of grant, and the balance of each option vests one year after the date of the grant. The Compensation Committee reviewed and recommended management’s recommendations for the employee and consultants’ option grants and the Board granted 200,600 options in total to the employees and consultants of the Company and Absorption on February 26, 2003. These options vest as follows: one half of each option vests seven months after the date of grant, and the balance of each option vests one year after the date of the grant for all employees and consultants except those who have been with the Company or Absorption less than one year prior to the grant, in which case the options vest one year after the date of the grant.

Summary Compensation Table

The following table sets forth information concerning the total direct or indirect compensation (including compensation paid pursuant to management service agreements) paid during the last three fiscal years to the Company’s CEO and its other Executive Officers whose annual compensation exceeded (U.S.) $100,000. Information is given for each of the last three fiscal years for each Executive Officer who served at any time during such year as an Executive Officer of the Company or its subsidiary.

U.S. Dollars

		Annual Compensation				Long-Term
						Compensation
						Awards
Name and	Fiscal					Securities Under	All
Position	Year			Other Annual		Options	Other
of Principal	Ending	Salary ($)	Bonus	Compensation		Granted	Compensation
Gordon L. Ellis	2004	Nil	16,575	84,500	(1)	25,000 (4)	Nil
Chairman, President and	2003	Nil	Nil	84,467	(1)	Nil	Nil
CEO	2002	Nil	22,000	84,700	(1)	75,000 (5)	Nil
Douglas E. Ellis	2004	130,000 (2)	23,520	22,500	(2)	25,000 (4)	Nil
President of Absorption	2003	Nil	22,256	130,000	(2)	Nil	Nil
	2002	Nil	30,000	124,000	(2)	75,000 (5)	Nil
Shawn M. Dooley	2004	120,000	22,816	Nil		25,000 (4)	Nil
Vice President-Sales &	2003	120,000	32,364	8,800	(3)	Nil	Nil
Marketing of	2002	68,000	15,000	68,857	(3)	60,000 (5)	17,825 (6)
Absorption
David H. Thompson	2004	120,000	16,996	Nil		25,000 (4)	Nil
CFO, Secretary	2003	120,000	20,230	Nil		Nil	Nil
	2002	103,997	20,000	Nil		55,000 (5)	6,132 (6)

(1)	See “Consulting/Employment Agreements” below for a description of the fees paid to Gordann Consultants Ltd., a company controlled by Gordon L. Ellis.

(2)	See “Consulting/Employment Agreements” below for a description of the employment agreement with Mr. D. Ellis and the consulting agreement paid to Current Systems, a proprietorship owned by Douglas E. Ellis.

(3)	Represents commissions paid to Shawn M. Dooley in accordance with his prior verbal agreement.

(4)	Represents options to purchase Common Shares granted on February 26, 2003, which options have an exercise price of $2.10 per share and vest in equal instalments in September 26, 2003 and February 26, 2004.

(5)	Represents options to purchase Common Shares granted on January 2, 2002, which options have an exercise price of $1.80 per share and are vested.

(6)	Represents cash consideration paid in connection with the Company’s program to buy back outstanding options, which expired October 1, 2001.

Option Grants in Fiscal Year 2004

     The following table sets forth information regarding all grants of options to the individuals named in the Summary Compensation Table in fiscal year 2004, and the potential realizable value of such options using a 5% and 10% assumed annual rate of appreciation in the price of the Company’s Common Shares at fiscal year ended January 31, 2004. The particular assumed annual rates of stock appreciation used in this table are specified under the rules and regulations of the SEC and are not necessarily indicative of future stock price performance or the Company’s projections thereof. Over a three-year option term, the corresponding increase in the Company’s market capitalization over the same period (measured from the end of the last fiscal year) would be (a) (U.S.) $4,468,699 with an assumed 5% annual rate of stock appreciation and (b) (U.S.) $9,383,914 with an assumed 10% annual rate of stock appreciation. In fiscal year 2004, the Company granted options to acquire up to an aggregate of 205,600 Common Shares to employees, all under the Company’s stock option plans and all at exercise prices equal to the fair market value of the Common Shares on the day prior to the date of grant.

U.S. Dollars

		Number of Common	% of Total Options			Potential	Potential
		Shares Under-lying	Granted to	Exercise or Base		realizable value	realizable value
		Options Granted	Employees in Fiscal	Price		assuming 5% rate of	assuming 10% rate
Name	Date of Grant	(#)	Year	($/ Share)	Expiration Date	appreciation	of appreciation
Gordon L. Ellis	Feb. 26, 2003	25,000	12%	$2.10	Feb. 26, 2006	$8,275	$17,378
Douglas E. Ellis	Feb. 26, 2003	25,000	12%	$2.10	Feb. 26, 2006	$8,275	$17,378
Shawn M. Dooley	Feb. 26, 2003	25,000	12%	$2.10	Feb. 26, 2006	$8,275	$17,378
David H. Thompson	Feb. 26, 2003	25,000	12%	$2.10	Feb. 26, 2006	$8,275	$17,378

     Aggregated Option Exercises in Fiscal Year 2004 and Fiscal Year-End Option Value

     With respect to the Company’s Executive Officers named in the Summary Compensation Table, the following table sets forth information concerning the number of options exercised during fiscal year 2004 and the exercisable and unexercisable options held as of January 31, 2004. The “Value of Unexercised In-the-Money Options at January 31, 2004” is based on (i) a price of $4.91 per share, which was the closing market price of the Common Shares on that day, (ii) less the per share exercise price, (iii) multiplied by the number of Common Shares underlying the “in-the-money” option.

U.S. Dollars

	Common Shares Acquired on		Number of Common Shares		Value of Unexercised
	Exercise during the Fiscal		Underlying Unexercised		In-the-Money Options at
	Year Ended January 31,		Options at January 31, 2004		January 31, 2004 (2)
	2004
Name	Number	Value $(1)	Exercisable	Unexercisable	Exercisable	Unexercisable
Gordon L. Ellis	—	—	87,500	12,500	$268,375	$35,125
Douglas E. Ellis	—	—	87,500	12,500	$268,375	$35,125
Shawn M. Dooley	—	—	72,500	12,500	$221,725	$35,125
David H. Thompson	20,000	$39,200	47,500	12,500	$143,975	$35,125

(1)	Based on the difference between the option exercise price and the closing market price of the Common Shares at date of exercise or Fiscal Year Ended January 31, 2004.

(2)	In-the-money options are those where the market value of the underlying securities as at the most recent fiscal year end exceeds the option exercise price. The closing market price of the Common Shares as at January 31, 2004 (fiscal year end) was (US) $4.91.

Compensation of Directors in Last Fiscal Year

     The Company pays its Directors who are not employees a retainer of $2,500 per year, and fees of $500 per meeting for serving on the Board of Directors. All independent Directors were granted annually stock options to purchase 10,000 Common Shares. The following table sets forth information regarding certain types of compensation paid or provided during the fiscal year ended January 31, 2004 to each Director of the Company who is not an Executive Officer.

U.S. Dollars
				Security Grants
	Cash Compensation				Number of
	Annual				Securities
	Retainer	Meeting	Consulting	Number of	Underlying
Name	Fees ($)	Fees ($)	Fees/Other Fees ($)	Shares (#)	Options (#)
Michael P. Bentley	$2,500	$3,500	Nil	Nil	15,000
Lionel G. Dodd	$2,500	$12,500	Nil	Nil	10,000
Stephen H. Silbernagel	$2,500	$12,500	Nil	Nil	10,000
John J. Sutherland	$2,500	$10,500	Nil	Nil	10,000
Daniel J. Whittle	$2,500	$7,000	Nil	Nil	15,000

Please see “Consulting/Employment Agreements” for a discussion of the fees paid to Gordann Consultants Ltd., a company controlled by Gordon Ellis.

Stock Option Plans and Outstanding Options

The Company’s 1993 Stock Option Plan for U.S. Participants (the “1993 U.S. Plan”) and the 1993 Equity Incentive Stock Option Plan (the “1993 Equity Plan” and, collectively with the 1993 U.S. Plan, the “1993 Stock Plans”) expired on May 19, 2003. On May 20, 2003, the 2003 Stock Option Plans took effect. The Board of Directors proposes to amend and restate the 2003 U.S. Plan and the 2003 Equity Plan into one plan, to be named the “2003 Omnibus Incentive Plan.” See “Proposal Four – Approval of Amendment and Restatement of the 2003 Stock Option Plans into One Plan Named the 2003 Omnibus Incentive Plan.”

Under the 1993 Stock Option Plans, stock options to purchase a total of 521,255 Common Shares at exercise prices ranging from (US) $1.65 to (US) $2.10, with expiry dates beginning October 1, 2004, were outstanding as of January 31, 2004. Pursuant to the vesting terms of the stock option agreements, stock options to purchase 427,365 Common Shares were eligible for exercise at January 31, 2004.

Under the 2003 Stock Option Plans, stock options to purchase a total of 60,000 Common Shares at exercise prices ranging from (US) $3.59 to (US) $3.63, with expiry dates beginning June 26, 2006, were outstanding as of January 31, 2004. Pursuant to the vesting terms of the stock option agreements, stock options to purchase 10,000 Common Shares were eligible for exercise at January 31, 2004.

Equity Compensation Plan Information

The following table gives information about equity awards under all equity compensation plans of the Company in effect as of January 31, 2004, including the 1993 Stock Option Plans and the 2003 Stock Option Plans:

	(a)	(b)	(c)
	Number of securities	Weighted-average	Number of securities remaining
	to be issued upon	exercise price of	available for future issuance
	exercise	outstanding	under equity compensation plans
	of outstanding options,	options,	(excluding
Plan category	warrants and rights	warrants and rights	securities reflected in column (a))

Equity compensation plans approved by security holders	581,255	$2.08	1,040,000
Equity compensation plans not approved by security holders	-0-	-0-	-0-

Total	581,285	$2.08	1,040,000

Consulting/Employment Agreements.

On October 1, 1998, the Company entered into an employment agreement with Gordon L. Ellis. Effective June 1, 2000, the Company pays 65% of the average base salary of the two highest paid Executive Officers per month to Gordann Consultants Ltd., a company controlled by Mr. Ellis. Mr. Ellis is permitted to participate in the Company’s benefit plan and stock option plan. The management agreement is terminable immediately upon notice by either party. In the event of a change in control all incentive packages vest immediately and Mr. Ellis is entitled to receive other such compensation based upon the treatment dealt to all executive packages, unless their contract states otherwise.

Prior to February 1, 2003 Douglas E. Ellis had a service contract with the Company. Commencing February 1, 2003, Mr. Ellis became an employee of Absorption, with an annual salary of $130,000 plus participation in the Absorption’s benefit plan (on a cash basis) and a bonus based on performance as determined by the Compensation Committee each year.

Commencing May 1, 2003, the Company entered into a consulting agreement with Current Systems, a proprietorship owned by Douglas E. Ellis. Pursuant to this agreement, Current Systems shall receive (US) $2,500 per month for a term of 24 months in exchange for management services. The term of services is not subject to earlier termination without the full pay out of the full contract term.

On December 18, 2003, Absorption entered into an employment agreement with Shawn M. Dooley. Mr. Dooley receives an annual salary of (U.S.) $120,000 effective February 1, 2002, plus participation in Absorption’s benefit plan and a bonus based on performance as determined by the Compensation Committee each year. In the event that Mr. Dooley’s employment is terminated, a maximum of up to twenty-four months of severance wages and benefits, plus bonus calculated on the average of the prior two years, will be paid, determined upon the cause of termination. In the event of a change in control all incentive packages vest immediately and Mr. Dooley is entitled to receive other such compensation based upon the treatment dealt to all executive packages, unless their contract states otherwise.

Pursuant an employment agreement entered into February 1, 2002, between David H. Thompson and Absorption, Mr. Thompson receives a salary of (U.S.) $120,000 annually effective February 2, 2002, for a term of three years, which term is automatically extended each year unless either party receives notice within 90 days. Under this agreement Mr. Thompson is permitted to participate in the Company’s benefit plan and stock incentive plan. In the event that Mr. Thompson’s employment is terminated, a maximum of up to twenty-four months of severance wages, bonus and benefits will be paid, determined upon the cause of termination. In the event of a change in control, Mr. Thompson shall have the option to terminate the contract within 180 days.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During the Company’s last fiscal year, no Director or Executive of the Company, proposed nominee for election as a Director of the Company, or greater-than-five-percent shareholder, nor any immediate family member of any of the foregoing, has been materially interested in any transaction of the Company, nor is any such person interested in any proposed transaction which has materially affected or would materially affect the Company (or its subsidiary) except for the matters referred to below. With regard to any matter involving an actual or potential conflict of interest with any member of the Company’s Board of Directors, it has been the policy of the Board to exclude the interested Director from voting on such a matter.

Since February 1, 1995, the Company and its subsidiary have leased their executive office space and office equipment in Vancouver, British Columbia from ABE Industries (1980) Inc. (“ABE”), a company controlled by Gordon L. Ellis, for a total monthly fee of (U.S.) $500 per month. Management believes this rental fee is less than rent charged by third parties for similar accommodations.

During the year ended January 31, 2004, ABE was paid (US) $68,011 for reimbursement of accounting, investor relations, secretarial and related services, including office rent. As of January 31, 2004, $4,391 was due to ABE for office services.

The Company has entered into management services agreements with Gordann Consultants Ltd. and Current Systems. Please see “Compensation of Directors and Executive Officers” for description of the remuneration paid or payable under these agreements.

On July 7, 2003, Gordon L. Ellis, the Company’s Chairman, President and CEO, paid in full a short-term loan granted on May 9, 2002 in the aggregate amount of $26,299, of which $1,299 was interest.

THE AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed the audited financial statements and footnotes for the Company’s fiscal year ended January 31, 2004 with management and discussed those matters required to be discussed by the Statement on Auditing Standards No. 61 (Communication with Audit Committee) with the Company’s independent auditors, Moss Adams LLP. The Audit Committee has also reviewed financial matters with Moss Adams. The Audit Committee understands and agrees with all determinations of the auditors. The Audit Committee also has received written disclosures and a letter from Moss Adams required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee), discussed that firm’s independence with members of Moss Adams and considered the compatibility of non-audit services with the auditors’ independence. Based on these reviews and its discussions with management and the independent public accountants, the Audit Committee recommends to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10K-SB for the fiscal year ended January 31, 2004. The Audit Committee also recommended to the Board of Directors the selection of Moss Adams, Certified Public Accountants, to serve as the Company’s outside auditors for the year ending January 31, 2005. In addition, the audit committee reviewed and reassessed the adequacy of its charter, a copy which is attached as Annex A to this proxy statement.

Submitted by the Audit Committee

John Sutherland Michael P. Bentley Daniel J. Whittle

PROPOSAL THREE – RATIFICATION OF INDEPENDENT AUDITORS

Appointment of Auditors for Fiscal 2005

The Audit Committee of the Board of Directors of the Company has nominated Moss Adams, Certified Public Accountants, for appointment by the shareholders as the Company’s independent public auditors for the fiscal year ending January 31, 2005. Moss Adams has served as the Company’s public accountants since July 3, 2001 and will have a representative present at the Meeting to make a statement, if they desire to do so, and to respond to any questions from the shareholders.

Auditor Fees and Services

Audit Fees

The aggregate fees billed by Moss Adams for professional services rendered for the audit of the Company’s annual financial statements for fiscal years 2004 and 2003 and quarterly reviews of the financial statements included in the Company’s Forms 10-QSB for fiscal years 2004 and 2003 were approximately $77,150 and $74,525, respectively.

Audit-Related Fees

The aggregate fees billed for fiscal years 2004 and 2003 for assurance and related services by Moss Adams that were reasonably related to the performance of its audit of the Company’s financial statements and not reported under the caption “Audit Fees” were approximately $3,500 and nil, respectively.

Tax Fees

The aggregate fees billed for fiscal years 2004 and 2003 for tax compliance, tax advice or tax planning to the Company were approximately $13,630 and $33,885, respectively.

All Other Fees

Fees billed for services rendered to the Company by Moss Adams, other than fees for audit and audit-related services, for fiscal year 2004 were nil, and $10,000 in fiscal year 2003 for an overall business functionality study.

The Audit Committee pre-approves all audit and non-audit services performed by the Company’s auditors and the fees to be paid in connection with such services in order to ensure that the provision of such services does not impair the auditor’s independence. Unless the audit committee provides general pre-approval of a service to be provided by the auditor and the related fees, the service and fees must receive specific pre-approval from the audit committee. All general pre-approvals of services and fees are pursuant to the terms of a written audit committee pre-approval policy, which describes the services subject to general pre-approval and the maximum fees that the Company shall pay the auditors for such services. The term of any general pre-approval is twelve (12) months unless otherwise specified by the audit committee. The audit committee annually reviews and generally pre-approves the services that may be provided by, and the fees that may be paid to, the auditor without obtaining specific pre-approval. The audit committee most recently made such review and general pre-approvals at a meeting it held on March 30, 2004. The audit committee will review and revise the list of general pre-approved services from time to time as necessary.

Vote Required for Ratification of Independent Auditors

If a quorum is present and voting, the vote of a majority of the Common Shares represented in person or by proxy at the Meeting is required to approve the ratification of the independent auditors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT BY THE AUDIT COMMITTEE OF MOSS ADAMS AS THE COMPANY’S INDEPENDENT AUDITORS.

PROPOSAL FOUR – APPROVAL OF AMENDMENT AND RESTATEMENT OF THE 2003 STOCK OPTION PLANS
INTO ONE PLAN NAMED THE 2003 OMNIBUS INCENTIVE PLAN

Proposed Amendment and Restatement

The Company’s 1993 Stock Plans expired on May 19, 2003. On May 20, 2003, the 2003 Stock Option Plans took effect. The Board of Directors proposes to amend and restate the 2003 U.S. Plan and the 2003 Equity Plan into one plan, to be named the 2003 Omnibus Incentive Plan (the “2003 Omnibus Plan”). The reason for the amendment and restatement of the 2003 Stock Option Plans is to enable the Company to continue to issue stock options while also providing the Company with the flexibility to grant stock appreciation rights (including free-standing, tandem and limited stock appreciation rights), restricted or unrestricted share awards, phantom stock, performance awards, or any combination of the foregoing (collectively, “Awards”). The 2003 Omnibus Plan will have the same number of Common Shares reserved for issuance and/or grant as currently available under the 2003 Stock Option Plans (1,100,000 Common Shares) and thus the proposed amendment and restatement will not result in any additional dilution for the Company’s shareholders. In light of the changing environment regarding compensation of employees, including executive Officers, and the proposed accounting changes relating to the issuance of stock options, the Company believes that amending and restating the existing 2003 Stock Option Plans to allow the Company greater flexibility in selecting the type of equity compensation awards to provide to its Directors, Officers and employees is in the best interest of the Company and its shareholders.

Summary of the 2003 Omnibus Plan

The principal features of the 2003 Omnibus Plan are summarized below. The summary does not contain all information that may be important to you. The complete text of the 2003 Omnibus Plan is set forth at Appendix B to this proxy statement.

Purpose – The purpose of the 2003 Omnibus Plan is to promote the long-term growth and profitability of the Company by giving eligible participants an opportunity to receive capital stock of the Corporation, thereby (i) providing key people with incentives to improve shareholder value and to contribute to the growth and financial success of the Corporation, and (ii) enabling the Corporation to attract, retain and reward the best available persons for positions of substantial responsibility.

Administration — The Compensation Committee – The 2003 Omnibus Plan is administered by the Compensation Committee of the Board. Each member of the Compensation Committee is a “non-employee director” as defined for purposes of Section 16 of the Securities Exchange Act of 1934 (“Section 16”), and an “outside director” as defined for purposes of Section 162(m). In addition, each member is “independent” as defined by AMEX rules and regulations. The Compensation Committee has the authority to administer the plan, including, among other things, the power to determine the eligible persons to whom, and the time or times at which Awards shall be granted; determine the types of Awards to be granted; determine the number of Common Shares to be covered by or used for reference purposes for each Award; impose such terms, limitations, restrictions and conditions upon any such Award as the Committee shall deem appropriate; modify, extend or renew outstanding Awards, accept the surrender of outstanding Awards and substitute new Awards, provided that no such action shall be taken with respect to any outstanding Award which would adversely affect the grantee without the grantee’s consent; accelerate or otherwise change the time in which an Award may be exercised or becomes payable and to waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to such Award, including, but not limited to, any restriction or condition with respect to the vesting or exercisability of an Award following termination of any grantee’s employment; to establish objectives and conditions, if any, for earning Awards and determining whether Awards will be paid after the end of a performance period., and to determine and adopt formulas providing for the automatic grant of Awards under the 2003 Omnibus Plan to eligible persons within specified parameters.

Eligibility – Participation in the 2003 Omnibus Plan is open to all employees, Officers, Directors and consultants of the Company or of any parent or subsidiary of the Company, as well as employees of certain persons that provide management services and independent consultants and advisers to the Company, as may be selected by the Compensation Committee from time to time. As of February 29, 2004, approximately 100 persons would have been eligible to participate in the 2003 Omnibus Plan.

Awards – The 2003 Omnibus Plan permits the granting of stock options (including nonqualified stock options and incentive stock options qualifying under Section 422 of the Code and for residents of Canada under the terms and conditions of the Income Tax Act of Canada), stock appreciation rights (including free-standing, tandem and limited stock appreciation rights), restricted or unrestricted share awards, phantom stock, performance awards, or any combination of the foregoing.

Shares Subject to the Plan – The number of Common Shares that may be delivered or purchased or used for reference purposes (with respect to stock appreciation rights, phantom stock units or performance awards payable in cash) with respect to Awards granted under the 2003 Omnibus Plan, including with respect to incentive stock options intended to qualify under Section 422 of the Code, shall not exceed an aggregate of 1,100,000 Common Shares. If any Award, or portion of an Award, under the 2003 Omnibus Plan expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered or canceled as to any Common Shares without the delivery of Common Shares or other consideration, the Common Shares subject to such Award shall thereafter be available for further Awards under the 2003 Omnibus Plan.

Adjustment Provisions. In the event of a merger, reorganization, consolidation, recapitalization, stock dividend, stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the Common Shares, adjustments and other substitutions will be made to the 2003 Omnibus Plan, including adjustments in the maximum number of Common Shares subject to the 2003 Omnibus Plan and other numerical limitations. Adjustments will also be made to Awards under the plan as the Compensation Committee in its sole discretion deems equitable or appropriate.

Stock Options – Stock options entitle the holder to purchase a specified number of Common Shares at a specified price, which is called the exercise price, subject to the terms and conditions of the option grant. The exercise price of stock options under the 2003 Omnibus Plan will be at least equal to the fair market value of the Common Shares on the date of grant for each incentive stock option or an amount equal to no less than 85% for each non-qualified stock option, or the acceptable discount amount allowed under the defining securities laws. The exercise price of options granted under the 2003 Omnibus Plan must be paid in cash, property, qualifying services or under a qualifying deferred payment arrangement. In addition, subject to applicable law, the Company may make loans to individual grantees on such terms as may be approved by the Board of Directors for the purpose of financing the exercise of options granted under the 2003 Omnibus Plan and the payment of any taxes that may be due in respect of such exercise. The Compensation Committee will fix the term of each option, but no option under the 2003 Omnibus Plan will be exercisable more than ten years after the option is granted. Each option will be exercisable at such time or times as determined by the Compensation Committee, provided, however, that no stock option granted under the 2003 Omnibus Plan, or any portion thereof, to any grantee who is subject to Section 16 of the Exchange Act shall be exercisable prior to seven (7) months after the grant date of the option; and stock options, or any portion thereof, granted to grantees who are not subject to Section 16 of the Exchange Act shall not be exercisable prior to ninety (90) days after the grant date of the option. Upon a grantee’s termination of employment with the Company or its subsidiary (other than as a result of death), the 2003 Omnibus Plan provides for an expiration of any outstanding options expire immediately or within a period of 12 months or less, depending upon the cause of termination.

Stock Appreciation Rights (“SARs”). SARs may be granted alone (“freestanding”) or in addition to other Awards and may, but need not, relate to a specific option granted under the 2003 Omnibus Plan. Upon exercise of an SAR, the holder is entitled to receive the excess of the fair market value of the Common Shares for which the right is exercised over the grant price of the SAR. The Compensation Committee may impose any conditions or restrictions on the exercise of an SAR as it deems appropriate, however, under the 2003 Omnibus Plan, no incentive stock option may be surrendered in connection with the exercise of a tandem SAR unless the fair market value of the Common Shares subject to the incentive stock option is greater than the exercise price for such incentive stock option, and the term of any SAR will not be more than ten years. Payment upon such exercise may be made by the delivery of Common Shares or cash, or any combination of Common Shares and cash, as determined in the sole discretion of the Compensation Committee from time to time.

Restricted Stock and Phantom Stock – The Compensation Committee may at any time and from time to time grant stock Awards to eligible participants in such amounts and for such consideration, including no consideration or such minimum consideration as may be required by law, as it determines. A stock Award may be denominated in Common Shares or stock-equivalent units (“phantom stock”), and may be paid in Common Shares, in cash, or in a combination of Common Shares and cash, as determined in the sole discretion of the Compensation Committee from time to time. Each stock Award shall specify the applicable restrictions, if any, on such Common Shares, the duration of such restrictions, and the time or times at which such restrictions shall lapse with respect to all or a specified number of Common Shares that are part of the Award. Notwithstanding the foregoing, the Compensation Committee may reduce or shorten the duration of any restriction applicable to any Common Shares awarded to any grantee under the 2003 Omnibus Plan. Except as otherwise provided by the Compensation Committee, during such period of restriction following issuance of share certificates, the grantee shall have all of the rights of a holder of Common Shares, including but not limited to the rights to receive dividends (or amounts equivalent to dividends) and to vote with respect to the restricted Common Shares. If share certificates are issued upon lapse of restrictions on a stock Award, the Compensation Committee may provide that the grantee will be entitled to receive any amounts per Common Share pursuant to any dividend or distribution paid by the Company on its Common Shareholders to shareholders of record after grant of the stock Award and prior to the issuance of the share certificates. Phantom stock units may be exercised in whole or in part by delivery of an appropriate exercise notice to the Compensation Committee in accordance with such rules and regulations as the Compensation Committee may prescribe. Except as otherwise provided in the applicable grant agreement, the grantee shall have none of the rights of a shareholder with respect to any Common Shares represented by a phantom stock unit as a result of the grant of a phantom stock unit to the grantee. Phantom stock units may contain such other provisions, not inconsistent with the provisions of the 2003 Omnibus Plan, as the Compensation Committee shall determine appropriate from time to time.

Performance Awards – The Compensation Committee may in its discretion grant performance Awards which become payable on account of attainment of one or more performance goals established by the Compensation Committee. Performance Awards may be paid by the delivery of options for Common Shares, Common Shares or cash, or any combination of options for Common Shares, Common Shares and cash, as determined in the sole discretion of the Compensation Committee from time to time. Performance goals established by the Compensation Committee may be based on the Company’s operating income or one or more other business criteria selected by the Compensation Committee that apply to an individual or group of individuals, a business unit, or the Company as a whole, over such performance period as the Compensation Committee may designate. The Compensation Committee in its discretion may recommend to the Board of Directors that the material terms of any Performance Award or program with respect to some or all eligible participants be submitted for approval by the shareholders.

Nonassignability of Awards – Unless authorized by the Compensation Committee, no Award granted under the 2003 Omnibus Plan may be sold, assigned, transferred, pledged or otherwise encumbered by a participant, other than by will, by designation of a beneficiary in a manner established by the Compensation Committee or by the laws of descent and distribution. Each Award may be exercisable, during the participant’s lifetime, only by the participant, or, if permissible under applicable law, by the participant’s guardian or legal representative.

Change of Control; Liquidation – In the event of any proposed change in control, the Compensation Committee shall take such action as it deems appropriate and equitable to effectuate the purposes of the 2003 Incentive Plan and to protect the grantees of Awards, which action may include, but without limitation, any one or more of the following: (i) acceleration or change of the exercise and/or expiration dates of any Award to require that exercise be made, if at all, prior to the change in control; (ii) cancellation of any Award upon payment to the holder in cash of the fair market value of the Common Shares subject to such Award as of the date of (and, to the extent applicable, as established for purposes of) the change in control, less the aggregate exercise price, if any, of the Award; and (iii) in any case where equity securities of another entity are proposed to be delivered in exchange for or with respect to Common Shares, arrangements to have such other entity replace the Awards granted hereunder with Awards with respect to such other securities, with appropriate adjustments in the number of Common Shares subject to, and the exercise prices under, the Award. In addition, in the event of a liquidation or dissolution of the Company, each grantee shall have the right to exercise his stock option or stock appreciation right, or to require delivery of share certificates representing any such restricted stock Award, at any time during the 30-day period prior to the effective date of such liquidation and dissolution.

Effective Date, Term, Amendment and Termination – The 2003 Omnibus Plan was effective as of the date on which the plan was originally adopted by the Board (May 20, 2003). The Board at any time may suspend or terminate the 2003 Omnibus Plan. No Award shall be granted under the 2003 Omnibus Plan after the close of business on the day immediately preceding the tenth anniversary of the effective date of the 2003 Omnibus Plan. Subject to other applicable provisions of the 2003 Omnibus Plan, all Awards made under the 2003 Omnibus Plan prior to such termination of the 2003 Omnibus Plan shall remain in effect until such Awards have been satisfied or terminated in accordance with the 2003 Omnibus Plan and the terms of such Awards. The Board or the Compensation Committee may generally amend, alter, suspend, discontinue or terminate all or a portion of the 2003 Omnibus Plan at any time, as long as the rights of a participant are not impaired without the participant’s consent, subject to shareholder approval to the extent necessary to comply with regulatory requirements or, as determined by the Compensation Committee, to qualify with tax requirements. The Compensation Committee may amend the terms of any Award granted, prospectively or retroactively, but cannot impair the rights of any participant without the participant’s consent.

Other Information – A new plan benefits table, as described in the federal proxy rules, is not provided because all Awards made under the 2003 Omnibus Plan are discretionary. To date, stock options to purchase 60,000 Common Shares have been granted under the 2003 Stock Option Plans to Independent Directors. All of the stock options outstanding under the 2003 Stock Option Plans prior to the amendment and restatement shall remain outstanding and shall be subject to and governed by the terms and conditions of the 2003 Omnibus Plan. The closing price of the Common Shares, as reported on the American Stock Exchange on April 1, 2004, was $6.05 per share.

U.S. Federal Income Tax Consequences –

The following briefly describes the U.S. federal income tax consequences of the 2003 Omnibus Plan generally applicable to the Company and to participants who are U.S. citizens.

Stock Options

Nonqualified Stock Option – A participant will not recognize taxable income upon the grant of a non-qualified stock option. Upon the exercise of a non-qualified stock option, a participant will recognize taxable ordinary income equal to the difference between the fair market value of the Common Shares on the date of exercise and the option exercise price. When a participant sells the Common Shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the Common Shares sold. The tax basis of the Common Shares generally will be equal to the greater of the fair market value of the Common Shares on the exercise date or the option exercise price.

Incentive Stock Options – A participant will not recognize taxable income upon the grant of an incentive stock option. If a participant exercises an incentive stock option during employment or within three months after his or her employment ends (12 months in the case of disability), the participant will not recognize taxable income at the time of exercise (although the participant generally will have taxable income for alternative minimum tax purposes at that time as if the option were a non-qualified stock option). If a participant sells or exchanges the Common Shares after the later of (a) one year from the date the participant exercised the option and (b) two years from the grant date of the option, the participant will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the sale or exchange and the option exercise price. If a participant disposes of the Common Shares before these holding period requirements are satisfied, the disposition will constitute a disqualifying disposition, and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess, as of the date of exercise of the option, of the fair market value of the Common Shares received over the option exercise price (or, if less, the excess of the amount realized on the sale of the Common Shares over the option exercise price). Additionally, the participant will have long-term or short-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received upon disposition of the Common Shares and the option exercise price increased by the amount of ordinary income, if any, the participant recognized.

With respect to both non-qualified stock options and incentive stock options, special rules apply if a participant uses Common Shares already held by the participant to pay the exercise price or if the Common Shares received upon exercise of the option are subject to a substantial risk of forfeiture by the participant.

Stock Appreciation Rights – A participant will not recognize taxable income upon the grant of an SAR. Upon the exercise of an SAR, a participant will recognize taxable ordinary income equal to the difference between the fair market value of the underlying Common Shares on the date of exercise and the grant price of the SAR.

Restricted Stock Awards – Upon receipt of a restricted stock Award, a participant generally will recognize taxable ordinary income when the Common Shares cease to be subject to restrictions in an amount equal to the excess of the fair market value of the Common Shares at such time over the amount, if any, paid to us by the participant for the Common Shares. However, no later than 30 days after a participant receives the restricted stock Award, the participant may elect to recognize taxable ordinary income in an amount equal to the fair market value of the Common Shares at the time of receipt. Provided that the election is made in a timely manner, when the restrictions on the Common Shares lapse, the participant will not recognize any additional income. When a participant sells the Common Shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the Common Shares sold. The tax basis of the Common Shares generally will be equal to the amount, if any, paid to us by the participant for the Common Shares plus the amount of taxable ordinary income recognized by the participant either at the time the restrictions lapsed or at the time of election, if an election was made by the participant. If the participant forfeits the Common Shares to the Company (e.g., upon the participant’s termination prior to expiration of the restriction period), the participant may not claim a deduction with respect to the income recognized as a result of the election. Any dividends paid with respect to Common Shares of restricted stock generally will be taxable as ordinary income to the participant at the time the dividends are received.

Performance Awards – A participant will not recognize taxable income upon the grant of a performance Award. Upon the distribution of cash, Common Shares or other property to a participant pursuant to the terms of a performance Award, the participant will recognize taxable ordinary income equal to the excess of the amount of cash or the fair market value of any property transferred to the participant over any amount paid to the Company by the participant with respect to the Award.

Tax Consequences to the Company – In the foregoing cases, the Company generally will be entitled to a deduction at the same time and in the same amount as a participant recognizes ordinary income, subject to the limitations imposed under Section 162(m).

Tax Withholding – The Company is authorized to withhold from any Award granted or payment due under the 2003 Omnibus Plan the amount of any withholding taxes due in respect of the Award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. The Compensation Committee is authorized to establish procedures for election by participants to satisfy their obligations for the payment of withholding taxes by delivery of Common Shares or by directing the Company to retain stock otherwise deliverable in connection with the Award.

Canadian Federal Income Tax Consequences

The following is a summary, as of the date of this Proxy Statement, of the principal Canadian tax considerations generally applicable to the granting of employee stock options to residents of Canada who are employees of the Company and who deal at arm’s length with the Company and is not a complete analysis or listing of all possible tax consequences. Nor does this summary deal with all aspects of Canadian taxation that may be relevant to particular investors. This summary is general information only and is not intended to be, nor should it be construed to be, legal or tax advice to any particular person. Particular optionees should seek independent advice from their own tax advisors as to the income tax consequences to them having regard to their particular circumstances.

The following summary is based upon the current provisions of the ITA and the Regulations to it as of the date of this Proxy Statement. This summary does not take into account or anticipate changes in the law or the administrative or assessing practices of Revenue Canada, Taxation, whether it be legislative, governmental or judicial action and does not take into account or anticipate provincial, territorial or foreign tax considerations.

Canadian Tax Treatment of the Optionees

The issuance of a stock option to an employee of the Company will not result in any tax consequences to the optionee until the option is either exercised or disposed of, provided that no remuneration is foregone for the option.

When the option is exercised, a taxable benefit will result, treated as employment income, equal to the amount by which the fair market value of the Company Common Shares at the time of exercise exceeds the exercise price. A deferral of a portion of the taxable benefit may be possible to when the Common Shares are actually disposed of. The maximum benefit that may be deferred is subject to an annual vesting limit of (Cdn) $100,000. The (Cdn) $100,000 limit is based on the fair market value of the underlying Common Shares at the time the options were granted.

The amount in excess of the (Cdn) $100,000 limit is included as a taxable benefit in employment income when the options are exercised. The amount deferred is included as a taxable benefit in employment income at the time the Common Shares are sold. A taxable benefit will also arise if a party not dealing at arm’s length with the original optionee exercises the option or disposes of it to a non-arm’s length party

A deduction may be available to the optionee equal to one-third of the income inclusion related to the exercise of the option. Where the deduction is available to the optionee, the net taxable effect to the optionee will be an income inclusion equal to two-thirds of the excess of the fair market value of the Company’s Common Shares at the time they are acquired over the exercise price of the option. Generally, to qualify for the one-third deduction, the following conditions must be met:

1.	the exercise price must be at least equal to the fair market value of the option Common Shares at the time the option is granted, less any amount paid by the optionee to acquire the Common Shares; and

2.	at the time the option was granted, the optionee deals at arm’s length with the Company.

When the Common Shares are eventually sold, a capital gain or capital loss may also result. The capital gain or capital loss is calculated by the proceeds of disposition less the fair market value of the Common Shares at the exercise date. The capital gain or capital loss inclusion rate is two-thirds for gains or losses realized after February 27, 2000.

Canadian Tax Treatment of the Company

The ITA provides that generally, when Common Shares have been issued to an employee and such issuance is governed by the stock option benefit rules in the ITA, the employer is not entitled to deduct any expenses related to granting of the option. Accordingly, the Company will not be allowed any deductions for Canadian tax purposes in respect of the granting of the stock option. However, beyond the dilution of share capital, the Company will not bear any significant costs in respect of the granting of the options, nor will there be any materially adverse Canadian tax consequences to the Company with respect thereto.

Vote Required for Approval of Amendment and Restatement of the 2003 Stock Option Plans into one Plan Named the 2003 Omnibus Plan

Shareholder approval of the amendment and restatement of the 2003 Stock Option Plans into one plan named the 2003 Omnibus Plan is being solicited in order to satisfy certain requirements provided in the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and applicable securities laws and AMEX guidelines. The approval of the amendment and restatement of the 2003 Stock Option Plans into the amended and restated 2003 Omnibus Plan requires the affirmative vote of the holders of a majority of the Common Shares present or represented and entitled to vote at the Meeting. The form of resolution sought for shareholder approval of the amended and restated 2003 Stock Option Plans under the 2003 Omnibus Plan is as follows:

“RESOLVED THAT:

1.     to amend and restate 2003 Stock Option Plans into one plan to be named the 2003 Omnibus Plan as set out in the Company’ proxy statement is hereby ratified, adopted and approved;

2.     all such acts, deeds and things taken by management of the Company to effect the amendment and restatement described above and the signing of documentation required to effect the amendment and restatement are hereby ratified, adopted and approved; and

3.     no further resolution or approval by the shareholders shall be required for the implementation of the amendment and restatement of the 2003 Stock Option Plans into one plan to be named the 2003 Omnibus Plan to the 1993 U.S. Plan pursuant to this resolution.”

If the shareholders do not approve the amendment and restatement of the 2003 Stock Option Plans into one plan named the 2003 Omnibus Incentive Plan, the 2003 Stock Option Plans will not be amended and restated.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO AMEND AND RESTATE THE 2003 STOCK OPTION PLANS INTO ONE PLAN NAMED THE 2003 OMNIBUS INCENTIVE PLAN.

OTHER MATTERS

It is not known whether any other matters will come before the meeting other than as set forth above and in the Notice of Annual General Meeting, but if such should occur, the persons named in the accompanying Proxy intend to vote on them in accordance with their best judgement, exercising discretionary authority with respect to amendments or variations of matters identified in the Notice of Annual General Meeting and other matters which may properly come before the meeting or any adjournment thereof.

FORWARD-LOOKING STATEMENTS

This Proxy Statement and the documents incorporated herein by reference contain certain forward-looking statements and information relating to the Company that are based on the beliefs of the Company’s management, as well as assumptions made by, and information currently available to management. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of the Exchange Act.

PROPOSALS OF SHAREHOLDERS

Shareholders who intend to present proposals or nominations at the Company’s 2005 annual meeting pursuant to Rule 14a-8 under the Exchange Act, must ensure that such proposals or nominations are received by the Company no later than February 8, 2005. Such proposals or nominations must meet the requirements of the Securities and Exchange Commission (the “SEC”) to be eligible for inclusion in the Company’s proxy materials. The Company strongly encourages any shareholder interested in submitting a proposal or nomination to contact the Company’s Corporate Secretary in advance of this deadline to discuss any proposal or nomination he or she is considering, and shareholders may want to consult knowledgeable counsel with regard to the detailed requirements of applicable securities laws. Submitting a shareholder proposal or nomination does not guarantee that the Company will include it in its proxy statement. In order for a proposal or nomination submitted outside of Rule 14a-8 to be considered “timely” within the meaning of Rule 14a-4(c) of the Exchange Act, the Company must receive such proposal or nomination no later than December 28, 2004. Any shareholder proposals or nominations must be submitted to the Company’s Corporate Secretary in writing at the Company’s principal executive offices.

The Board of Directors has adopted additional requirements specifically with respect to shareholder nominations for the election of Directors. See “Proposal Two – Election of Directors – Board Matters and Committees.”

BOARD APPROVAL

The contents of this Proxy Statement have been approved and its mailing has been authorized by a resolution of the Board of Directors of the Company on March 30, 2004.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Gordon L. Ellis

Gordon L. Ellis, Chairman

Appendix A

Charter of the Audit Committee
of the Board of Directors
of INTERNATIONAL ABSORBENTS INC.

I.	Audit Committee Purpose

The Audit Committee of International Absorbents Inc. (the “Company”) is appointed by the Board of Directors to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company. Without limiting the foregoing, the Audit Committee shall assist the Board in monitoring (1) the integrity of the financial statements of the Company; (2) the independent auditor’s qualifications, independence and performance; and (3) the Company’s financial reporting processes and systems of internal controls regarding finance, accounting, and legal and regulatory compliance.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to anyone in the organization. The Audit Committee shall have the authority to engage, without Board approval, independent legal, accounting and other advisors as it deems necessary to carry out its duties. The Company shall provide appropriate funding, as determined by the Audit Committee, for payment of compensation of any independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, outside legal counsel or any other advisors employed by the Audit Committee, and to pay ordinary Audit Committee administrative expenses that are necessary and appropriate in carrying out its duties.

II.	Audit Committee Composition and Meetings

The Audit Committee shall consist of a minimum of two members. All Audit Committee members shall meet the independence and experience requirements of the American Stock Exchange (“Amex”), Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations of the Securities and Exchange Commission (the “Commission”), including but not limited to Exchange Act Rule 10A-3, as well as any other applicable laws and regulations.

At least one member of the Audit Committee shall be a financial expert, as defined by the Commission, and the chairperson of the Audit Committee shall be financially sophisticated, as defined by Amex. The number and names of persons the Board has determined to be financial experts shall be disclosed in the Company’s annual report.

All members of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements at the time of appointment, including a company’s balance sheet, income statement, and cash flow statement. Audit Committee members shall be appointed by the Board of Directors on the recommendation of a nominating committee composed entirely of independent directors (in the absence of a nominating committee, a majority of independent directors on the Company’s Board must approve the nominations). Audit Committee members may be replaced by the Board of Directors.

The Audit Committee shall meet at least on a quarterly basis, or more frequently as circumstances dictate. The Audit Committee chairperson shall prepare and/or approve an agenda in advance of each meeting. If the Audit Committee chairperson is not designated or present within 30 minutes after the time appointed for holding the meeting, the members of the Audit Committee may designate a chairperson by majority vote of the Audit Committee membership. Questions arising at any meeting of the Audit Committee shall be decided by a majority of votes. In case of an equality of votes the chairperson shall have a second or casting vote. An Audit Committee member may participate by telephone or other communication facilities and any member so participating shall be deemed to be present and shall be counted in the quorum and entitled to vote.

The Audit Committee shall meet privately in separate executive sessions at least annually with each of management, the director of the internal auditing department, the independent auditor, and as a committee to discuss any matters that the Audit Committee or each of these groups believes should be discussed.

III.	Audit Committee Responsibilities and Duties

A.	Financial Statement and Disclosure Matters

1.	Review and discuss with management and the independent auditor the Company’s annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-KSB.

2.	Review and discuss with management and the independent auditor the Company’s quarterly financial results prior to the release of earnings and the Company’s quarterly financial statements prior to filing of its Form 10-QSB.

3.	Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including major issues, assumptions and judgments regarding accounting and auditing principles and practices, any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls and any steps to address such deficiencies.

4.	Review and discuss quarterly reports from the independent auditor on:

(a)	all critical accounting policies and practices used by the Company;

(b)	all alternative accounting treatments of financial information within generally accepted accounting treatments of financial information within generally accepted accounting principles that have been discussed with management, including the ramifications of the use of such alternative treatments and

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disclosures and the treatment preferred by the accounting firm; and

(c)	other material written communications between the accounting firm and management of the Company, such as any management letter or schedule of unadjusted differences.

5.	Discuss with management the Company’s public disclosure of “non-GAAP financial measures” as defined by the rules and regulations of the Commission.

6.	Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as “off-balance sheet arrangements,” as defined by the rules and regulations of the Commission, on the Company’s financial statements and required disclosures.

7.	Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditor. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

8.	Review any disclosures made to the Audit Committee by the Company’s CEO and/or CFO during their Form 10-KSB and Form 10-QSB certification process about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

B.	Oversight of Independent Auditor

1.	The Audit Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company. The independent auditor shall report directly to the Audit Committee, and the Audit Committee shall have the sole authority to select, evaluate, and where appropriate, replace the independent auditor.

2.	The Audit Committee shall pre-approve all auditing services and permitted non-audit services[1] (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the

[1] Prohibited non-audit services include: bookkeeping or other services related to the accounting records or financial statements of the Company; financial information systems design and implementation; appraisal or valuation services, fairness opinions or contribution-in-kind reports; actuarial services; internal audit outsourcing services; management functions; human resources; broker-dealer, investment adviser or investment banking services; legal services; and expert services unrelated to the audit.

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Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that the decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

3.	On an annual basis, the Audit Committee should review and discuss with the independent auditor (a) the independent auditor’s quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and (c) any steps taken to resolve such issues. In addition, the Audit Committee shall assess the independence of the auditor (as required under applicable law or regulation), including (a) ensuring its receipt from the outside auditors of a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1 and (b) actively engaging in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and taking, or recommending that the full Board take, appropriate action to oversee the independence of the outside auditor. The Audit Committee shall evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and provision of permitted non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

4.	Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit.

5.	Recommend to the Board policies for the Company’s hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

6.	Prior to the commencement of the audit, review the independent auditor’s audit plan - discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

C.	Internal Controls Compliance Oversight

1.	In consultation with the management, the independent auditor and the internal auditors, consider the integrity of the Company’s financial reporting processes and internal controls. Obtain reports from management, the Company’s senior internal auditing executive and the independent auditor that the Company is in compliance with applicable legal and listing requirements and the Company’s Code of Ethics and compliance programs. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review

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significant findings prepared by the independent auditor and the internal auditing department together with management’s responses.

2.	In compliance with Amex guidelines, review and approve all related-party transactions.

3.	Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated with regard to any potentially illegal acts.

4.	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

5.	Review and reassess the effectiveness of the Audit Committee and the adequacy of this Charter at least annually and, if needed, recommend appropriate changes to the Board of Directors. Have the Charter published at least every three years in accordance with Commission regulations.

6.	On at least an annual basis, review with the Company’s counsel any legal matters that could have a significant impact on the organization’s financial statements, the Company’s compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

D.	Other Audit Committee Responsibilities

1.	Annually prepare a report to shareholders as required by the rules of the Commission. The report should be included in the Company’s annual proxy statement.

2.	Perform any other activities consistent with this Charter, the Company’s constating documents, and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

3.	Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

IV.	Limitation of the Audit Committee’s Role

While the Audit Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Audit Committee to plan or conduct audits or determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

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Appendix “B”

INTERNATIONAL ABSORBENTS INC.

2003 OMNIBUS INCENTIVE PLAN

(AMENDING AND RESTATING EACH OF THE 2003 STOCK OPTION PLAN – U S PARTICIPANTS
AND 2003 EQUITY STOCK OPTION PLAN INTO ONE PLAN)

Originally effective May 20, 2003
Amendment and Restatement effective March 30, 2004
subject to shareholder approval

INTERNATIONAL ABSORBENTS INC. 2003 OMNIBUS INCENTIVE PLAN

1.     Establishment, Purpose and Types of Awards.     INTERNATIONAL ABSORBENTS INC., a British Columbia Corporation (the “Corporation”), has amended and restated each of its 2003 Stock Option Plan – U S Participants and 2003 Equity Stock Option Plan to become one plan to be renamed the INTERNATIONAL ABSORBENTS INC. 2003 OMNIBUS INCENTIVE PLAN (the “Plan”). All of the stock options outstanding under the 2003 Stock Option Plan – U.S. Participants and 2003 Equity Stock Option Plan prior to the amendment and restatement shall remain outstanding and shall be subject to and governed by the terms and conditions of the Plan. The purpose of the Plan is to promote the long-term growth and profitability of the Corporation by giving eligible participants an opportunity to receive capital stock of the Corporation, thereby (i) providing key people with incentives to improve shareholder value and to contribute to the growth and financial success of the Corporation, and (ii) enabling the Corporation to attract, retain and reward the best available persons for positions of substantial responsibility.

     The Plan permits the granting of stock options (including nonqualified stock options and incentive stock options qualifying under Section 422 of the Code and for residents of Canada under the terms and conditions of the Income Tax Act of Canada), stock appreciation rights (including free-standing, tandem and limited stock appreciation rights), restricted or unrestricted share awards, phantom stock, performance awards, or any combination of the foregoing (collectively, “Awards”).

     The Plan is a compensatory benefit plan within the meaning of Rule 701 under the Securities Act of 1933 (the “Securities Act”) and a “plan” for purposes of Rule 16b-3 for all persons living and residing in the United States and receiving awards under the Plan. In addition, the Plan must comply with the British Columbia Securities Act for those persons residing and working in Canada the jurisdiction of the incorporation of the Corporation. Except to the extent any other exemption from the Securities Act is expressly relied upon in connection with any agreement entered into pursuant to the Plan or the securities issuable hereunder are registered under the Securities Act, the issuance of Common Stock pursuant to the Plan is intended to qualify for the exemption from registration under the Securities Act provided by Rule 701. To the extent that an exemption from registration under the Securities Act provided by Rule 701 is unavailable, all unregistered offers and sales of Awards and shares of Common Stock issuable upon exercise of an Award are intended to be exempt from registration under the Securities Act in reliance upon the private offering exemption contained in Section 4(2) of the Securities Act, or other available exemption, and the Plan shall be so administered.

     Proceeds received by the Corporation upon the exercise of any Awards granted under the Plan shall be used for general corporate purposes.

2.     Definitions

     Under this Plan, except where the context otherwise indicates, the following definitions apply:

     (a)     “AMEX” shall mean the American Stock Exchange.

     (b)     “Board” shall mean the Board of Directors of the Corporation.

     (c)     “Change in Control” shall mean the occurrence of any of the following events: (i) any sale, exchange or other disposition of all or substantially all of the Corporation’s assets; (ii) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Corporation representing fifty percent (50%) or more of the total voting power represented by the Corporation’s then outstanding voting securities, except that any change in the beneficial ownership of the securities of the Corporation as a result of a private financing of the Corporation that is approved by the Board, shall not be deemed to be a Change in Control; or (iii) the consummation of a merger or consolidation of the Corporation with any other corporation, other than a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Corporation or such surviving entity or its parent outstanding immediately after such merger or consolidation.

     (d)     “Code” shall mean the Internal Revenue Code of 1986, as amended, and any regulations issued thereunder.

     (e)     “Committee” shall mean the Board or the Compensation Committee of Board members appointed pursuant to Section 3 of the Plan to administer the Plan.

     (f)     “Common Stock” shall mean shares of the Corporation’s common stock.

     (g)     “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

     (h)     “Fair Market Value” of a share of the Corporation’s Common Stock for any purpose on a particular date shall be determined in a manner such as the Committee shall in good faith determine to be appropriate.

     (i)     “Grant Agreement” shall mean a written agreement between the Corporation and a grantee memorializing the terms and conditions of an Award granted pursuant to the Plan.

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     (j)     “Grant Date” shall mean the date on which the Committee formally acts to grant an Award to a grantee or such other date as the Committee shall so designate at the time of taking such formal action.

     (k)     “Nasdaq System” shall mean the any listing or quotation system established by the National Association of Securities Dealers, Inc.

     (l)     “Parent” shall mean a corporation, whether now or hereafter existing, within the meaning of the definition of “parent corporation” provided in Section 424(e) of the Code, or any successor thereto of similar import.

     (m)     “Rule 16b-3” shall mean Rule 16b-3 as in effect under the Exchange Act on the effective date of the Plan, or any successor provision prescribing conditions necessary to exempt the issuance of securities under the Plan (and further transactions in such securities) from Section 16(b) of the Exchange Act.

     (n)     “Subsidiary” and “subsidiaries” shall mean only a corporation or corporations, whether now or hereafter existing, within the meaning of the definition of “subsidiary corporation” provided in Section 424(f) of the Code, or any successor thereto of similar import.

3.     Administration

     (a)     Procedure.     The Plan shall be administered by the Board. In the alternative, the Board may appoint a Committee consisting of not less than two (2) members of the Board to administer the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe, provided that each such members shall be “qualified,” as defined below. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and, subject to applicable laws, rules and regulations, remove all members of the Committee and, thereafter, directly administer the Plan. In the event that the Board is the administrator of the Plan in lieu of a Committee, the term “Committee” as used herein shall be deemed to mean the Board.

          Members of the Board or Committee who are either eligible for Awards or have been granted Awards may vote on any matters affecting the administration of the Plan or the grant of Awards pursuant to the Plan, except that no such member shall act upon the granting of an Award to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or the Committee during which action is taken with respect to the granting of an Award to him or her.

          The Committee shall meet at such times and places and upon such notice as it may determine. A majority of the Committee shall constitute a quorum. Any acts by

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the Committee may be taken at any meeting at which a quorum is present and shall be by majority vote of those members entitled to vote. Additionally, any acts reduced to writing or approved in writing by all of the members of the Committee shall be valid acts of the Committee.

     (b)     Procedure After Registration of Common Stock.     Upon and after the point in time that the Common Stock or any other capital stock of the Corporation becomes registered under Section 12 of the Exchange Act, the Board shall take all action necessary to cause the Plan to be administered in accordance with the then effective provisions of Rule 16b-3, provided that any amendment to the Plan required for compliance with such provisions shall be made in accordance with Section 13 of the Plan. Without limiting the foregoing, all members of the Committee shall be “qualified” in that they shall be (a) independent as defined under applicable AMEX regulations; (b) “Non-Employee Directors” as defined in Rule 16b-3; and (c) “Outside Directors” as defined under the Code.

     (c)     Powers of the Committee.     The Committee shall have all the powers vested in it by the terms of the Plan, such powers to include authority, in its sole and absolute discretion, to grant Awards under the Plan, prescribe Grant Agreements evidencing such Awards and establish programs for granting Awards. The Committee shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to:

(i) determine the eligible persons to whom, and the time or times at which Awards shall be granted,

(ii) determine the types of Awards to be granted,

(iii) determine the number of shares to be covered by or used for reference purposes for each Award,

(iv) impose such terms, limitations, restrictions and conditions upon any such Award as the Committee shall deem appropriate,

(v) modify, extend or renew outstanding Awards, accept the surrender of outstanding Awards and substitute new Awards, provided that no such action shall be taken with respect to any outstanding Award which would adversely affect the grantee without the grantee’s consent,

(vi) accelerate or otherwise change the time in which an Award may be exercised or becomes payable and to waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to such Award, including, but not limited to, any restriction or condition with respect to the vesting or exercisability of an Award following termination of any grantee’s employment,

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(vii) to establish objectives and conditions, if any, for earning Awards and determining whether Awards will be paid after the end of a performance period, and

(viii) to determine and adopt formulas providing for the automatic grant of Awards under the Plan to eligible persons within specified parameters.

The Committee shall have full power and authority to administer and interpret the Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Committee deems necessary or advisable and to interpret same, all within the Committee’s sole and absolute discretion. In addition, the Committee shall generally determine all questions of policy and expediency that may arise and may correct any defect, omission or inconsistency in the Plan or in any Award agreement entered into between the Corporation and a participant in a manner and to the extent the Committee shall deem necessary or expedient to make the Plan fully effective. The Committee shall not delegate the administration of the Plan to any other person.

     (d)     Limited Liability.     To the maximum extent permitted by law, no member of the Board or Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any Award thereunder.

     (e)     Indemnification.     To the maximum extent permitted by law, the members of the Board and Committee shall be indemnified by the Corporation in respect of all their activities under the Plan.

     (f)     Effect of Committee’s Decision.     All actions taken and decisions and determinations made by the Committee on all matters relating to the Plan pursuant to the powers vested in it hereunder shall be in the Committee’s sole and absolute discretion and shall be conclusive and binding on all parties concerned, including the Corporation, its shareholders, any participants in the Plan and any other employee of the Corporation, and their respective successors in interest.

4.     Shares Available for the Plan; Maximum Awards

     Subject to adjustments as provided in Section 12 of the Plan, the shares of stock that may be delivered or purchased or used for reference purposes (with respect to stock appreciation rights, phantom stock units or performance awards payable in cash) with respect to Awards granted under the Plan, including with respect to incentive stock options intended to qualify under Section 422 of the Code, shall not exceed an aggregate of 1,100,000 shares of Common Stock of the Corporation. The Corporation shall reserve said number of shares for Awards under the Plan, subject to adjustments as provided in Section 12 of the Plan. If any Award, or portion of an Award, under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered or canceled as to any shares without the delivery of shares of Common Stock

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or other consideration, the shares subject to such Award shall thereafter be available for further Awards under the Plan.

5.     Participation

     Participation in the Plan shall be open to all employees, officers, directors and consultants of the Corporation, or of any Parent or Subsidiary of the Corporation, as well as employees of certain persons that provide management services and independent consultants and advisers to the Corporation or any Parent or Subsidiary of the Corporation, as may be selected by the Committee from time to time. Notwithstanding the foregoing, participation in the Plan with respect to Awards of incentive stock options shall be limited to employees of the Corporation or of any Parent or Subsidiary of the Corporation.

     Awards may be granted to such eligible persons and for or with respect to such number of shares of Common Stock as the Committee shall determine, subject to the limitations in Section 4 of the Plan. A grant of any type of Award made in any one year to an eligible person shall neither guarantee nor preclude a further grant of that or any other type of Award to such person in that year or subsequent years.

6.     Stock Options

     Subject to the other applicable provisions of the Plan, the Committee may from time to time grant to eligible participants Awards of nonqualified stock options or incentive stock options as that term is defined in Section 422 of the Code. The stock option Awards granted shall be subject to the following terms and conditions.

     (a)     Grant of Option.     The grant of a stock option shall be evidenced by a Grant Agreement, executed by the Corporation and the grantee, stating the number of shares of Common Stock subject to the stock option evidenced thereby and the terms and conditions of such stock option, in such form as the Committee may from time to time determine.

     (b)     Price.     The price per share payable upon the exercise of each stock option (“exercise price”) shall be determined by the Committee. The minimum exercise price of each share granted pursuant to a “non-qualified stock option” may not be less than 85% of the Fair Market Value on the business day prior to the date the option is granted.

     (c)     Payment.     Stock options may be exercised in whole or in part by payment of the exercise price of the shares to be acquired in accordance with the provisions of the Grant Agreement, and/or such rules and regulations as the Committee may have prescribed, and/or such determinations, orders, or decisions as the Committee may have made. Payment may be made in cash (or cash equivalents acceptable to the Committee) or, if approved by the Committee, in shares of Common Stock or a combination of cash and shares of Common Stock, or by such other means as the Committee may prescribe.

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The Fair Market Value of shares of Common Stock delivered on exercise of stock options shall be determined as of the date of exercise. Shares of Common Stock delivered in payment of the exercise price may be previously owned shares (provided that, unless approved by the Committee, shares that were acquired directly from the Corporation must have been owned by the grantee for more than six (6) months on the date of surrender) or, if approved by the Committee, shares acquired upon exercise of the stock option. Any fractional share will be paid in cash. If approved by the Board of Directors, subject to applicable rules and regulations and the Corporation’s charter documents, the Corporation may make or guarantee loans to grantees to assist grantees in exercising stock options and satisfying any related withholding tax obligations. In addition, if and to the extent authorized by the Board of Directors, grantees may make all or any portion of any payment due to the Corporation upon exercise of an option by rendering bona fide services to the Corporation or by the delivery of any property other than cash, so long as such services or property constitutes valid consideration for the stock under applicable laws of British Columbia, Canada and the United States and the services or property has a readily ascertainable fair market value.

     If the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, the Committee, subject to such limitations as it may determine, may authorize payment of the exercise price, in whole or in part, by delivery of a properly executed exercise notice, together with irrevocable instructions, to: (i) a brokerage firm designated by the Corporation to deliver promptly to the Corporation the aggregate amount of sale or loan proceeds to pay the exercise price and any withholding tax obligations that may arise in connection with the exercise, and (ii) the Corporation to deliver the certificates for such purchased shares directly to such brokerage firm.

     (d)     Terms of Options.     The term during which each stock option may be exercised shall be determined by the Committee; provided, however, that in no event shall a stock option be exercisable more than ten years from the date it is granted. Moreover, no stock option granted under the Plan, or any portion thereof, to any grantee who is subject to Section 16 of the Exchange Act shall be exercisable prior to seven (7) months after the grant date of the option; and stock options, or any portion thereof, granted to grantees who are not subject to Section 16 of the Exchange Act shall not be exercisable prior to ninety (90) days after the grant date of the option. Prior to the exercise of the stock option and delivery of the shares certificates represented thereby, the grantee shall have none of the rights of a shareholder with respect to any shares represented by an outstanding stock option.

     (e)     Termination of Options.     Unless otherwise provided in the Stock Option Agreement, in the event a grantee’s employment with the Corporation is terminated, the grantee’s rights to acquire the Common Stock under options granted under the Plan shall be as set forth below.

(i) Termination for Other Than Disability, Etc. If a grantee ceases to be employed by the Corporation for any reason other than for disability, cause,

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misconduct, retirement or death, such grantee’s stock option, or any unexercised portion thereof, shall terminate three (3) months after the termination date of the grantee’s employment. During such three-month period, the grantee may exercise any unexercised stock option or portion thereof granted to him or her, but only to the extent such stock option or portion thereof was exercisable on the date of termination of his or her employment. The decision as to whether a termination for a reason other than disability, cause, misconduct or retirement or death has occurred shall be made by the Committee, whose decision shall be final and conclusive, except that employment shall not be considered terminated in the case of sick leave or other bona fide leave of absence approved in writing by the Corporation;

(ii) Disability. If a grantee ceases to be employed by the Corporation by reason of disability, such grantee’s stock options, or any unexercised portion thereof, shall terminate twelve (12) months after the termination date of grantee’s employment. The decision as to whether a termination by reason of disability has occurred shall be made by the Committee, whose decision shall be final and conclusive.

(iii) Termination for Cause and/or Misconduct. If a grantee’s employment is terminated for cause and/or misconduct, such grantee’s stock option shall terminate immediately effective as of the date of termination of the grantee’s employment; provided, however, the Committee may, in its sole discretion, within thirty (30) days of the grantee’s employment termination, waive the expiration of the stock option by giving written notice of such waiver to the grantee at the grantee’s last known address. If the waiver is given, the grantee may exercise the stock option only to the extent, during the time, and upon the other terms and conditions applicable to a grantee who ceased to be employed by the Company for a reason other than disability, cause, misconduct, retirement or death. The determination of the Committee on whether a termination is for cause and/or misconduct shall be made in good faith and shall be final and conclusive.

(iv) Retirement. If prior to the expiration date of his or her stock option, a grantee shall retire with the consent of the Corporation, such stock option or any unexercised portion thereof, to the extent exercisable as of the grantee’s retirement date, may be exercised within three (3) months of retirement, in the same manner as if the grantee had continued in the employ of the Corporation.

(v) Death of Grantee. If a grantee dies at any time when he or she is entitled to exercise a stock option, the stock option shall not terminate due to his or her death and, prior to the expiration of the stock option by its terms, the stock option may be exercised by his or her executor or administrator or the person or persons to whom the stock option is transferred by will or applicable laws of descent and distribution but only to the extent the stock options were exercisable

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on the date the grantee ceased to be employed by the Corporation due to his or her death.

     (f)     Restrictions on Incentive Stock Options.     Incentive stock option Awards granted under the Plan shall comply in all respects with Code Section 422 and, as such, shall meet the following additional requirements:

(i) Grant Date. An incentive stock option must be granted within 10 years of the earlier of the Plan’s adoption by the Board of Directors or approval by the Corporation’s shareholders.

(ii) Exercise Price and Term. The exercise price of an incentive stock option shall not be less than 100% of the Fair Market Value of the shares on the date the stock option is granted and the term of the stock option shall not exceed ten years. Also, the exercise price of any incentive stock option granted to a grantee who owns (within the meaning of Section 422(b)(6) of the Code, after the application of the attribution rules in Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of shares of the Corporation or its Parent or Subsidiary corporations (within the meaning of Sections 422 and 424 of the Code) shall be not less than 110% of the Fair Market Value of the Common Stock on the grant date and the term of such stock option shall not exceed five years.

(iii) Maximum Grant. The aggregate Fair Market Value (determined as of the Grant Date) of shares of Common Stock with respect to which all incentive stock options first become exercisable by any grantee in any calendar year under this or any other plan of the Corporation and its Parent and Subsidiary corporations may not exceed $100,000 or such other amount as may be permitted from time to time under Section 422 of the Code. To the extent that such aggregate Fair Market Value shall exceed $100,000, or other applicable amount, such stock options shall be treated as nonqualified stock options. In such case, the Corporation may designate the shares of Common Stock that are to be treated as stock acquired pursuant to the exercise of an incentive stock option by issuing a separate certificate for such shares and identifying the certificate as incentive stock option shares in the stock transfer records of the Corporation.

(iv) Grantee. Incentive stock options shall only be issued to employees of the Corporation, or of a Parent or Subsidiary of the Corporation.

(v) Designation. No stock option shall be an incentive stock option unless so designated by the Committee at the time of grant or in the Grant Agreement evidencing such stock option.

(vi) Shareholder Approval. No stock option issued under the Plan shall be an incentive stock option unless the Plan is approved by the shareholders of the

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Corporation within 12 months of its adoption by the Board in accordance with the Bylaws and Charter of the Corporation and governing law relating to such matters.

     (g)     Other Terms and Conditions.     Stock options may contain such other provisions, not inconsistent with the provisions of the Plan, as the Committee shall determine appropriate from time to time.

7.     Stock Appreciation Rights

     (a)     Award of Stock Appreciation Rights.     Subject to the other applicable provisions of the Plan, the Committee may at any time and from time to time grant stock appreciation rights (“SARs”) to eligible participants, either on a free-standing basis (without regard to or in addition to the grant of a stock option) or on a tandem basis (related to the grant of an underlying stock option), as it determines. SARs granted in tandem with or in addition to a stock option may be granted either at the same time as the stock option or at a later time; provided, however, that a tandem SAR shall not be granted with respect to any outstanding incentive stock option Award without the consent of the grantee. SARs shall be evidenced by Grant Agreements, executed by the Corporation and the grantee, stating the number of shares of Common Stock subject to the SAR evidenced thereby and the terms and conditions of such SAR, in such form as the Committee may from time to time determine. The term during which each SAR may be exercised shall be determined by the Committee. In no event shall a SAR be exercisable more than ten years from the date it is granted. The grantee shall have none of the rights of a shareholder with respect to any shares of Common Stock represented by a SAR.

     (b)     Restrictions of Tandem SARs.     No incentive stock option may be surrendered in connection with the exercise of a tandem SAR unless the Fair Market Value of the Common Stock subject to the incentive stock option is greater than the exercise price for such incentive stock option. SARs granted in tandem with stock options shall be exercisable only to the same extent and subject to the same conditions as the stock options related thereto are exercisable. The Committee may, in its discretion, prescribe additional conditions to the exercise of any such tandem SAR.

     (c)     Amount of Payment Upon Exercise of SARs.     A SAR shall entitle the grantee to receive, subject to the provisions of the Plan and the Grant Agreement, a payment having an aggregate value equal to the product of (i) the excess of (A) the Fair Market Value on the exercise date of one share of Common Stock over (B) the base price per share specified in the Grant Agreement, times (ii) the number of shares specified by the SAR, or portion thereof, which is exercised. In the case of exercise of a tandem SAR, such payment shall be made in exchange for the surrender of the unexercised related stock option (or any portion or portions thereof which the grantee from time to time determines to surrender for this purpose).

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     (d)     Form of Payment Upon Exercise of SARs.     Payment by the Corporation of the amount receivable upon any exercise of a SAR may be made by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as determined in the sole discretion of the Committee from time to time. If upon settlement of the exercise of a SAR a grantee is to receive a portion of such payment in shares of Common Stock, the number of shares shall be determined by dividing such portion by the Fair Market Value of a share of Common Stock on the exercise date. No fractional shares shall be used for such payment and the Committee shall determine whether cash shall be given in lieu of such fractional shares or whether such fractional shares shall be eliminated.

8.     Stock Awards (Including Restricted and Unrestricted Shares and Phantom Stock)

     (a)     Stock Awards, In General.     Subject to the other applicable provisions of the Plan, the Committee may at any time and from time to time grant stock Awards to eligible participants in such amounts and for such consideration, including no consideration or such minimum consideration as may be required by law, as it determines. A stock Award may be denominated in shares of Common Stock or stock-equivalent units (“phantom stock”), and may be paid in Common Stock, in cash, or in a combination of Common Stock and cash, as determined in the sole discretion of the Committee from time to time.

     (b)     Restricted Shares.     Each stock Award shall specify the applicable restrictions, if any, on such shares of Common Stock, the duration of such restrictions, and the time or times at which such restrictions shall lapse with respect to all or a specified number of shares of Common Stock that are part of the Award. Notwithstanding the foregoing, the Committee may reduce or shorten the duration of any restriction applicable to any shares of Common Stock awarded to any grantee under the Plan. Share certificates with respect to restricted shares of Common Stock granted pursuant to a stock Award may be issued at the time of grant of the stock Award, subject to forfeiture if the restrictions do not lapse, or upon lapse of the restrictions. If share certificates are issued at the time of grant of the stock Award, the certificates shall bear an appropriate legend with respect to the restrictions applicable to such stock Award or, alternatively, the grantee may be required to deposit the certificates with the Corporation during the period of any restriction thereon and to execute a blank stock power or other instrument of transfer therefor. Except as otherwise provided by the Committee, during such period of restriction following issuance of share certificates, the grantee shall have all of the rights of a holder of Common Stock, including but not limited to the rights to receive dividends (or amounts equivalent to dividends) and to vote with respect to the restricted shares. If share certificates are issued upon lapse of restrictions on a stock Award, the Committee may provide that the grantee will be entitled to receive any amounts per share pursuant to any dividend or distribution paid by the Corporation on its Common Stock to shareholders of record after grant of the stock Award and prior to the issuance of the share certificates.

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     (c)     Phantom Stock.     The grant of phantom stock units shall be evidenced by a Grant Agreement, executed by the Corporation and the grantee, that incorporates the terms of the Plan and states the number of phantom stock units evidenced thereby and the terms and conditions of such phantom stock units in such form as the Committee may from time to time determine. Phantom stock units granted to a participant shall be credited to a bookkeeping reserve account solely for accounting purposes and shall not require a segregation of any of the Corporation’s assets. Phantom stock units may be exercised in whole or in part by delivery of an appropriate exercise notice to the Committee in accordance with the provisions of the Grant Agreement, and/or such rules and regulations as the Committee may prescribe, and/or such determinations, orders, or decisions as the Committee may make. Except as otherwise provided in the applicable Grant Agreement, the grantee shall have none of the rights of a shareholder with respect to any shares of Common Stock represented by a phantom stock unit as a result of the grant of a phantom stock unit to the grantee. Phantom stock units may contain such other provisions, not inconsistent with the provisions of the Plan, as the Committee shall determine appropriate from time to time.

9.     Performance Awards

     The Committee may in its discretion grant performance Awards which become payable on account of attainment of one or more performance goals established by the Committee. Performance Awards may be paid by the delivery of options for Common Stock, Common Stock or cash, or any combination of options for Common Stock, Common Stock and cash, as determined in the sole discretion of the Committee from time to time. Performance goals established by the Committee may be based on the Corporation’s operating income or one or more other business criteria selected by the Committee that apply to an individual or group of individuals, a business unit, or the Corporation as a whole, over such performance period as the Committee may designate. The Committee in its discretion may recommend to the Board of Directors of the Corporation that the material terms of any Performance Award or program with respect to some or all eligible participants be submitted for approval by the shareholders.

10.     Withholding of Taxes

     The Corporation may require, as a condition to the grant of any Award under the Plan or exercise pursuant to such Award or to the delivery of certificates for shares issued or payments of cash to a grantee pursuant to the Plan or a Grant Agreement (hereinafter collectively referred to as a “taxable event”), that the grantee pay to the Corporation, in cash or, if approved by the Corporation, in shares of Common Stock (including shares acquired upon grant of the Award or exercise of the Award) having a Fair Market Value on the date as of which the withholding tax liability is determined equal to the minimum amount required to be withheld, any federal, state or local taxes of any kind required by law to be withheld with respect to any taxable event under the Plan. The Corporation, to the extent permitted or required by law, shall have the right to deduct from any payment of any kind (including salary or bonus) otherwise due to a grantee any federal, state or

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local taxes of any kind required by law to be withheld with respect to any taxable event under the Plan, or to retain or sell without notice a sufficient number of the shares to be issued to such grantee to cover any such taxes.

11.     Transferability

     No Award granted under the Plan shall be transferable by a grantee otherwise than by will or the laws of descent and distribution. Unless otherwise determined by the Committee in accord with the provisions of the immediately preceding sentence, an Award may be exercised during the lifetime of the grantee, only by the grantee or, during the period the grantee is under a legal disability, by the grantee’s guardian or legal representative.

12.     Adjustments; Business Combinations

     In the event of a reclassification, recapitalization, stock split, reverse stock split, stock dividend, combination of shares, or other similar event, the maximum number and kind of shares reserved for issuance or with respect to which Awards may be granted under the Plan as provided in Section 4 shall be adjusted to reflect such event, and the Committee shall make such adjustments as it deems appropriate and equitable in the number, kind and price of shares covered by outstanding Awards made under the Plan, and in any other matters which relate to Awards and which are affected by the changes in the Common Stock referred to above.

     In the event of any proposed Change in Control, the Committee shall take such action as it deems appropriate and equitable to effectuate the purposes of this Plan and to protect the grantees of Awards, which action may include, but without limitation, any one or more of the following: (i) acceleration or change of the exercise and/or expiration dates of any Award to require that exercise be made, if at all, prior to the Change in Control; (ii) cancellation of any Award upon payment to the holder in cash of the Fair Market Value of the Common Stock subject to such Award as of the date of (and, to the extent applicable, as established for purposes of) the Change in Control, less the aggregate exercise price, if any, of the Award; and (iii) in any case where equity securities of another entity are proposed to be delivered in exchange for or with respect to Common Stock of the Corporation, arrangements to have such other entity replace the Awards granted hereunder with awards with respect to such other securities, with appropriate adjustments in the number of shares subject to, and the exercise prices under, the award.

     The Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in the preceding two paragraphs of this Section 12) affecting the Corporation, or the financial statements of the Corporation or any Subsidiary, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to

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prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

     In the event the Corporation dissolves and liquidates (other than pursuant to a plan of merger or reorganization), then notwithstanding any restrictions on exercise set forth in this Plan or any Grant Agreement, or other agreement evidencing a stock option, stock appreciation right or restricted stock Award: (i) each grantee shall have the right to exercise his stock option or stock appreciation right, or to require delivery of share certificates representing any such restricted stock Award, at any time during the 30-day period prior to the effective date of such liquidation and dissolution; and (ii) the Committee may make arrangements with the grantees for the payment of appropriate consideration to them for the cancellation and surrender of any stock option, stock appreciation right or restricted stock Award that is so canceled or surrendered at any time during the 30-day period prior to the effective date of such liquidation and dissolution. The Committee may establish a different period (and different conditions) for such exercise, delivery, cancellation, or surrender to avoid subjecting the grantee to liability under Section 16(b) of the Exchange Act. Any stock option or stock appreciation right not so exercised, canceled, or surrendered shall terminate on the last day for exercise prior to such effective date; and any restricted stock as to which there has not been such delivery of share certificates or that has not been so canceled or surrendered, shall be forfeited on the last day prior to such effective date. The Committee shall give to each grantee written notice of the commencement of any proceedings for such liquidation and dissolution of the Corporation and the grantee’s rights with respect to his outstanding Award.

     Except as hereinbefore expressly provided, issuance by the Corporation of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warranty to subscribe therefore, or upon conversion of shares or obligations of the Corporation convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to Awards theretofore granted or the purchase price per share of Common Stock subject to Awards.

13.     Termination and Modification of the Plan

     The Board, without further approval of the shareholders, may modify or terminate the Plan or any portion thereof at any time, except that no modification shall become effective without prior approval of the shareholders of the Corporation (a) to increase the number of shares of Common Stock subject to the Plan or (b) if shareholder approval is necessary to comply with any tax or regulatory requirement or rule of any exchange (including, without limitation, AMEX) or Nasdaq System upon which the Common Stock is listed or quoted (including for this purpose shareholder approval that is required for continued compliance with Rule 16b-3 or shareholder approval that is required to enable the Committee to grant incentive stock options pursuant to the Plan).

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     The Committee shall be authorized to make minor or administrative modifications to the Plan as well as modifications to the Plan that may be dictated by requirements of federal or state laws applicable to the Corporation or that may be authorized or made desirable by such laws. The Committee may amend or modify the grant of any outstanding Award in any manner to the extent that the Committee would have had the authority to make such Award as so modified or amended. No modification may be made that would materially adversely affect any Award previously made under the Plan without the approval of the grantee.

14.     Non-Guarantee of Employment

     Nothing in the Plan or in any Grant Agreement thereunder shall confer any right on an employee to continue in the employ of the Corporation or shall interfere in any way with the right of the Corporation to terminate an employee at any time.

15.     Termination of Employment

     For purposes of maintaining a grantee’s continuous status as an employee and accrual of rights under any Award, transfer of an employee among the Corporation and the Corporation’s Parent or Subsidiaries shall not be considered a termination of employment. Nor shall it be considered a termination of employment for such purposes if an employee is placed on military or sick leave or such other leave of absence which is considered as continuing intact the employment relationship; in such a case, the employment relationship shall be continued until the date when an employee’s right to reemployment shall no longer be guaranteed either by law or contract.

16.     Written Agreement

     Each Grant Agreement entered into between the Corporation and a grantee with respect to an Award granted under the Plan shall incorporate the terms of this Plan and shall contain such provisions, consistent with the provisions of the Plan, as may be established by the Committee.

17.     Non-Uniform Determinations

     The Committee’s determinations under the Plan (including without limitation determinations of the persons to receive Awards, the form, amount and time of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

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18.     Limitation on Benefits

     With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

19.     Listing and Registration

     If the Corporation determines that the listing, registration or qualification upon any securities exchange (including, without limitation, AMEX) or on the Nasdaq System or under any law, of shares subject to any Award is necessary or desirable as a condition of, or in connection with, the granting of same or the issue or purchase of shares thereunder, no such Award may be exercised in whole or in part and no restrictions on such Award shall lapse, unless such listing, registration or qualification is effected free of any conditions not acceptable to the Corporation.

20.     Compliance with Securities Law

     The Corporation may require that a grantee, as a condition to exercise of an Award, and as a condition to the delivery of any share certificate, provide to the Corporation, at the time of each such exercise and each such delivery, a written representation that the shares of Common Stock being acquired shall be acquired by the grantee solely for investment and will not be sold or transferred without registration or the availability of an exemption from registration under the Securities Act and applicable state securities laws. The Corporation may also require that a grantee submit other written representations which will permit the Corporation to comply with federal and applicable state securities laws in connection with the issuance of the Common Stock, including representations as to the knowledge and experience in financial and business matters of the grantee and the grantee’s ability to bear the economic risk of the grantee’s investment. The Corporation may require that the grantee obtain a “purchaser representative” as that term is defined in applicable federal and state securities laws. The stock certificates for any shares of Common Stock issued pursuant to this Plan may bear a legend restricting transferability of the shares of Common Stock unless such shares are registered or an exemption from registration is available under the Securities Act, any applicable securities laws and regulations of British Columbia, Canada and applicable state securities laws. The Corporation may notify its transfer agent to stop any transfer of shares of Common Stock not made in compliance with these restrictions. Common Stock shall not be issued with respect to an Award granted under the Plan unless the exercise of such Award and the issuance and delivery of share certificates for such Common Stock pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any national securities exchange or Nasdaq System upon which the Common Stock may then be listed or quoted, and shall be further subject

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to the approval of counsel for the Corporation with respect to such compliance to the extent such approval is sought by the Committee.

21.     No Trust or Fund Created

     Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Corporation and a grantee or any other person. To the extent that any grantee or other person acquires a right to receive payments from the Corporation pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Corporation.

22.     No Limit on Other Compensation Arrangements

     Nothing contained in the Plan shall prevent the Corporation or its Parent or Subsidiary corporations from adopting or continuing in effect other compensation arrangements (whether such arrangements be generally applicable or applicable only in specific cases) as the Committee in its discretion determines desirable, including without limitation the granting of stock options, stock awards, stock appreciation rights or phantom stock units otherwise than under the Plan.

23.     No Restriction of Corporate Action

     Nothing contained in the Plan shall be construed to prevent the Corporation or any Parent or Subsidiary from taking any corporate action which is deemed by the Corporation or such Parent or Subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award issued under the Plan. No employee, beneficiary or other person shall have any claim against the Corporation or any Parent or Subsidiary as a result of such action.

24.     Governing Law

     The validity, construction and effect of the Plan, of Grant Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Board or Committee relating to the Plan or such Grant Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable United States federal laws, the laws of British Columbia, Canada and the laws of the State of Washington, without regard to its conflict of laws rules and principles.

     Should there be a conflict between the laws of the Province of British Columbia, Canada and the United States federal laws or the laws of the State of Washington then the laws of the United States shall apply to those persons who are residents of the United States and the laws of the province of British Columbia shall apply to those persons who are residents of Canada.

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25.     Plan Subject to Charter and By-Laws

     This Plan is subject to the Articles of the Corporation, as they may be amended from time to time.

26.     Effective Date; Termination Date

     The Plan is effective as of the date on which the Plan was originally adopted by the Board (May 20, 2003); provided that no stock options issued hereunder shall be treated as incentive stock options, regardless of the designation in the Grant Agreement, unless the Plan is approved by the shareholders of the Corporation as provided in Section 6(e)(vi). The Board at any time may suspend or terminate the Plan. No Award shall be granted under the Plan after the close of business on the day immediately preceding the tenth anniversary of the effective date of the Plan. Subject to other applicable provisions of the Plan, all Awards made under the Plan prior to such termination of the Plan shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.

Original Plans Approved by Board:     May 20, 2003

Original Plans Approved by the Shareholders:     June 27, 2003

Date Restatement of 2003 Stock Option Plan – U S Participants and 2003 Equity Stock Option Plan Approved by the Board:     March 30, 2004

Date Restatement of 2003 Stock Option Plan – U S Participants and 2003 Equity Stock Option Plan Approved by the Shareholders:     (to be proposed to shareholders June 8, 2004).

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Form of Proxy

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INTERNATIONAL ABSORBENTS INC. (THE “COMPANY”) FOR THE ANNUAL GENERAL MEETING (THE “MEETING”) OF SHAREHOLDERS TO BE HELD AT THE XCHANGE CONFERENCE CENTRE, 2ND FLOOR, 888 DUNSMUIR STREET, VANCOUVER, BRITISH COLUMBIA, CANADA ON WEDNESDAY JUNE 8, 2004 AT 10:00 AM (Pacific Time).

The undersigned member (“Registered Shareholder”) of the Company hereby appoints, Gordon L. Ellis, an Executive Officer of the Company or failing this person, David H. Thompson, Secretary of the Company, or in the place of the foregoing,                             .                                   (print the name), as proxyholder for and on behalf of the Registered Shareholder with the power of substitution to attend, act and vote “FOR” the election of the nominees listed in this proxy and “FOR” the other proposals listed in this proxy and described in accompanying Notice of Annual General Meeting and Proxy Statement on behalf of the Registered Shareholder and in respect of all matters that may properly come before the aforesaid meeting of the Registered Shareholders of the Company (the “Meeting”) and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Shareholder were present at the said Meeting, or any adjournment thereof.

The undersigned Registered Shareholder hereby revokes any proxy previously given to attend and vote at said Meeting.

REGISTERED HOLDER SIGN HERE:

DATE SIGNED:

Resolutions (For full details of each item, please see the enclosed Notice of Annual General Meeting and Proxy Statement).

The Board of Directors recommends a vote “FOR” each of the following:

Withhold/
		For	Against	Abstain
1.	To decrease the authorized number of directors to five (5) from seven (7).

2.	To elect the following persons as Class I Directors of the Company for a term of two years:

Gordon L. Ellis

Michael P. Bentley

3.	To appoint Moss Adams, Chartered Accountants, as the Company’s independent auditors for the fiscal year ending January 31, 2005.

4.	To amend and restate each of the Company’s 2003 Stock Option Plan - U.S. Participants and the 2003 Equity Incentive Stock Option Plan into one plan named the 2003 Omnibus Incentive Plan.

5.	To grant the proxyholder authority to vote at his/her discretion on any other business which may come before the meeting.

THIS PROXY MUST BE SIGNED AND DATED.

SEE IMPORTANT INSTRUCTIONS ON REVERSE.

INSTRUCTIONS FOR COMPLETION OF PROXY

1.	This Proxy is solicited by the Management of the Company.

2.	This form of proxy (“Instrument of Proxy”) must be signed by you, the Registered Shareholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

3.	If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Shareholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Shareholder, by Pacific Corporate Trust Company.

4.	A Registered Shareholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the scrutineers before the Meeting begins.

5.	A Registered Shareholder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do the following:

(a) appoint one of the management proxyholders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is (i.e. do not strike out the management proxyholders shown and do not complete the blank space provided for the appointment of an alternate proxyholder). Where no choice is specified by a Registered Shareholder with respect to a resolution set out in the Instrument of Proxy, a management appointee acting as a proxyholder will vote the resolution as if the Registered Shareholder had specified an affirmative vote;

OR

(b) appoint another proxyholder, who need not be a Registered Shareholder of the Company, to vote according to the Registered Shareholder’s instructions, by striking out the management proxyholder names shown and inserting the name of the person you wish to represent you at the meeting in the space provided for an alternate proxyholder. If no choice is specified, the proxyholder has discretionary authority to vote as the proxyholder sees fit.

6.	The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Shareholder on any poll of a resolution that may be called for and, if the Registered Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, if so authorized by this Instrument of Proxy, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

7.	If a Registered Shareholder has submitted an Instrument of Proxy, the Registered Shareholder may still attend the Meeting and may vote in person. To do so, the Registered Shareholder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes.

To be represented at the Meeting, voting instructions must be DEPOSITED at the office of “PACIFIC CORPORATE TRUST COMPANY” no later than forty eight (“48”) hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof.

The mailing address of Pacific Corporate Trust Company is 625 Howe Street, 10th Floor, Vancouver, British Columbia, V6C 3B8, and its fax number is (604) 689-8144.

ONLY REGISTERED HOLDERS ARE ABLE TO COMPLETE TELEPHONE VOTING AT 1-888-Tel-Vote (1-888-835-8683) OR

INTERNET VOTING AT http://www.stocktronics.com/webvote